UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period August 1, 2008 – January 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PPT

Putnam Premier Income Trust

Semiannual Report
1|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Premier Income
Trust

1 | 31 | 09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Your fund’s management.	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders.	20
Financial statements	21
Shareholder meeting results	80

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year now. Responses by governmental and financial authorities have been rapid and often unprecedented in scale, including the recent passage of a nearly $800 billion economic stimulus plan by Congress. Although history reminds us that stability and optimism have always returned to the markets, investors should expect continued volatility in the near term, for we are in the midst of a deep and painful bear market.

Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments is making the most of these challenging times by instituting several important changes designed to prepare Putnam for the eventual recovery. Key among them has been replacing a team management structure within Putnam equity funds with a more nimble decision-making process that vests responsibility with individual fund managers.

In other moves aimed at achieving performance excellence, Putnam has affirmed a fundamental approach to investing, simplified its equity fund lineup, and hired nearly 20 seasoned equity analysts.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the markets have presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

About the fund
Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. The U.S. investment-grade market added new sectors such as asset-backed securities, and the high-yield corporate bond sector has grown significantly.

Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. Your fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust

Putnam Premier Income Trust balances risk and return across
multiple sectors.

Portfolio composition as of 1/31/09

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 22–67.

4	5

Performance snapshot

Average annual total return (%) comparison as of 1/31/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Bill Kohli

How did the fund perform during the past six months, Bill?

It was an extremely difficult period for the fund, as it trailed its benchmark, the Barclays Capital Government Bond Index, and the average for its Lipper peer group, Flexible Income Funds [closed-end]. Specifically, the fund declined 27.93% at net asset value versus a 6.92% return for its benchmark and an 18.52% loss for the Lipper peer group.

How would you characterize the bond market environment over this period?

The period was marked by continued turmoil in the credit markets. Yields in every credit segment rose to unprecedented spread levels over securities issued or backed by the U.S. government and major non-U.S. governments.

By November, the United States and all major European countries were officially in recessions. As the severity of the global recession became apparent, central banks responded with massive

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

interest-rate cuts and announced economic stimulus packages in an effort to counteract the slowdown. The Federal Reserve Board [the Fed] reduced the benchmark federal funds rate to a target range of 0.25% to 0.0%, the European Central Bank lowered interest rates by 1.75 percentage points, and the Bank of England cut rates by 3.00 percentage points.

Against this backdrop, bond markets were highly correlated — except for government bonds — as many investors indiscriminately fled even high-quality mortgage-backed and corporate securities for U.S. Treasury bonds and international government bonds. Government bonds really were the only shelter from the global storm.

How did you position the fund amid such a difficult market environment?

I continued the strategy of keeping the fund’s exposure to corporate credit risk low while focusing on carefully selected securitized bonds. Starting as far back as late 2007, I began to find compelling opportunities among securitized investment vehicles such as Aaa-rated commercial mortgage-backed securities [CMBS], CMBS interest-only securities [CMBS IOs], and collateralized mortgage obligations [CMOs]. I believed that securities in all of these areas were trading at attractive levels versus traditional mortgage pass-through bonds. In my view, these securities carry minimal fundamental credit risk, and were purchased at levels that should

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

reward fund shareholders over time. What’s more, the CMOs I added were backed by U.S. government agencies, such as the Federal National Mortgage Association [Fannie Mae], and therefore also carried Aaa credit ratings. I maintained underweight positions in high-yield bonds and emerging-market bonds, and our high-yield holdings were concentrated on higher-quality high-yield bonds — those rated Ba or B.

By way of background, mortgage pass-through bonds are collateralized by pools of similar types of mortgage loans in which the cash flows from homeowners’ mortgage payments pass through a government-sponsored enterprise and on to the investor. CMOs typically use pools of pass-throughs, or mortgage loans themselves, as collateral, but carve the cash flows into different classes to meet the needs of various investors. CMBS are mortgage securities backed by commercial, rather than residential, mortgage loans. And CMBS IOs are securities derived from the interest portion of the underlying commercial mortgages.

Given the fund’s high-quality bias, why did it underperform its benchmark and its Lipper peers?

The first reason the fund underper-formed is because the benchmark is highly concentrated in U.S. government securities — one of the few market sectors that performed well during the period. Second, in light of the market

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

upheaval that was prevalent throughout much of the period, investors that were experiencing extreme duress — such as many banks, broker/dealers, and hedge fund operators — continued to liquidate their Aaa-rated holdings. Essentially, as liquidity concerns intensified, investors sought to unload any holdings they could sell relatively easily to raise cash quickly. This selling pressure, in turn, drove prices down and yields up on higher-quality bonds. I would like to stress, however, that the fund did not underperform due to defaults. Compared to its Lipper peer group, the fund underperformed primarily because of lower relative exposure to U.S. Treasuries and developed-market sovereign debt.

I N  T H E  N E W S

Congress passed a $787 billion stimulus plan on February 13, 2009, with the goals of creating jobs, helping the unemployed, and cultivating economic growth. Tens of billions of dollars will be spent over the next two years to support Medicaid, help local school districts, and extend jobless benefits. Billions of dollars also will fund job-creating investments in“green” technologies, computerizing the nation’s medical-records system, biomedical research, and public works construction projects. The balance of the package is devoted to tax cuts for businesses and individuals, including a $400 payroll tax holiday for workers (married couples filing jointly with adjustable gross income of less than $150,000 get up to $800). The plan is one of the largest of its kind since Franklin D. Roosevelt launched the New Deal in 1933.

What was your yield-curve strategy during the period, and how did it affect results?

I positioned the fund to benefit from a steeper yield curve by overweighting its allocation to short-term versus long-term bonds, which aided results. A steep yield curve reflects a market where short-term bond yields are substantially lower than yields on longer-term bonds. At the beginning of the period, I believed that the Fed would continue to reduce interest rates in the face of a weakening economy, which is exactly what happened. The Fed’s activity, combined with the overall flight to government bonds, resulted in greater demand for shorter-term Treasuries, causing prices to rise, yields to fall, and the yield curve to become steeper. Pressure on longer-maturity bonds also contributed to the steeper curve. Prices declined and yields rose modestly in the 10- to 30-year part of the curve, as investors became concerned that the government would increase its bond issuance to fund efforts to address the liquidity crisis and the recession.

What is your outlook for the economy, the credit markets, and the fund in the coming months, Bill?

In attempting to discern the future path of credit markets, I factor in both our economic forecast and our outlook for liquidity conditions. Unfortunately, I do not believe the bad news for the economy will abate anytime soon, which likely will keep corporate credit under pressure. On the liquidity front, I was encouraged during the final months of the period that corporate lending rates relaxed to levels not seen since before the credit crisis. However, shortly after the period ended, it appeared that this improvement had stalled as anxiety about banks’ health crept back into the lending markets. A key measure in this regard is LIBOR, or the “London Interbank Offered Rate,” which is the rate at which banks lend to each other on the London interbank market. After falling to slightly more than one percent in mid-January, the three-month LIBOR rate rose to 1.235% on February 4. The three-month LIBOR is still considerably below where it has been for much of the past few years, but it will bear watching since higher rates mean banks are more hesitant to lend to one another. Keeping this rate low will be critical to restoring a normal flow of credit between banks and consumers.

Clearly, there is still considerable work to be done before credit markets can return to normalcy, and periods of volatility remain likely. However, I’m pleased with the securitized bonds currently in the portfolio, and the fund is, in effect, being paid to wait as it continues to collect what I view to be very secure cash flows from these holdings. What’s more, I believe these securities offer strong potential once the market environment stabilizes and investors begin to capitalize on the value embedded in them.

Thanks again, Bill, for sharing your time and insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 1/31/09

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	5.78%	5.26%	7.31%	5.21%

10 years	23.69	15.74	76.31	40.17
Annual average	2.15	1.47	5.83	3.16

5 years	–12.20	–8.49	29.81	–0.49
Annual average	–2.57	–1.76	5.36	–0.22

3 years	–22.35	–14.25	23.43	–11.29
Annual average	–8.09	–5.00	7.27	–4.05

1 year	–29.92	–24.69	7.03	–20.16

6 months	–27.93	–23.41	6.92	–18.52

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/09, there were 6, 6, 6, 6, 5, and 1 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/09

Distributions

Number	6

Income	$0.258

Capital gains	—

Total	$0.258

Share value	NAV	Market price

7/31/08	$6.55	$5.97

1/31/09	4.46	4.32

Current yield (end of period)	NAV	Market price

Current dividend rate*	11.57%	11.94%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/08

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	5.66%	4.68%

10 years	20.83	4.28
Annual average	1.91	0.42

5 years	–13.34	–16.85
Annual average	–2.82	–3.62

3 years	–24.27	–21.78
Annual average	–8.85	–7.86

1 year	–33.25	–31.64

6 months	–30.71	–32.12

Your fund’s management

Your fund’s Portfolio Managers are D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2009, and January 31, 2008.

Trustee and Putnam employee fund ownership

As of January 31, 2009, 12 of the 13 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$38,000	$31,000,000

Putnam employees	$15,000	$342,000,000

Other Putnam funds managed by the Portfolio Managers

D. William Kohli is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Manager of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Income Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Manager of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, and Putnam Master Intermediate Income Trust.

Paul Scanlon is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, and Putnam Master Intermediate Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The

Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	38th

Three-year period	50th

Five-year period	43rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 7, 7, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 72%, 72%, and 67%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 5th out of 6, 5th out of 6, and 4th out of 5 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/09 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)*	Principal amount		Value

Banc of America Alternative Loan Trust Ser. 06-7,
Class A2, 5.707s, 2036		$8,951,000	$4,206,970

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049		343,000	217,246
Ser. 07-2, Class A2, 5.634s, 2049		977,000	732,457
Ser. 05-6, Class A2, 5.165s, 2047		2,118,000	1,967,854
Ser. 07-5, Class XW, Interest only (IO), 0.44s, 2051		218,526,370	3,366,337

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	86,115
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	255,894

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.981s, 2036		6,311,990	3,155,995

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class K,
2.333s, 2022		1,187,000	901,475

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037		7,538,697	464,384
Ser. 07-5A, IO, 1.55s, 2037		1,938,932	146,195

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		4,734,749	1,657,162
FRB Ser. 06-6, Class 2A1, 5.89s, 2036		2,303,995	1,199,878

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.187s, 2032		481,000	350,530
Ser. 07-PW17, Class A3, 5.736s, 2050		3,745,000	2,282,989

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.095s, 2050		121,235,397	693,576

Broadgate Financing PLC sec. FRB Ser. D, 3.57s, 2023
(United Kingdom)	GBP	689,125	298,756

Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO, 6.261s, 2037		$3,372,869	227,669
FRB Ser. 06-AR5, Class 2A5A, 6.198s, 2036		3,100,550	1,610,047
FRB Ser. 06-AR7, Class 2A2A, 5.648s, 2036		526,651	242,260

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.077s, 2044		71,257,829	244,109

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
1.217s, 2017		1,035,443	27,180

Commercial Mortgage Pass-Through Certificates 144A FRB
Ser. 05-F10A, Class A1, 0.433s, 2017		496,801	447,698

Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 7.211s, 2034		3,301,962	165,098
Ser. 06-45T1, Class 2A2, 6s, 2037		1,946,927	849,955
Ser. 06-J8, Class A4, 6s, 2037		4,956,710	2,064,779
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		3,712,386	2,605,341

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.704s, 2035		4,447,581	2,379,456
Ser. 05-2, Class 2X, IO, 1.16s, 2035		5,007,116	68,652

Countrywide Home Loans 144A IFB Ser. 05-R1, Class 1AS, IO,
5.431s, 2035		5,306,328	358,177

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.81s, 2039		1,632,000	1,146,720
Ser. 07-C5, Class A3, 5.694s, 2040		21,660,000	13,555,385

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount		Value

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.189s, 2017		$167,000	$82,481
FRB Ser. 06-A, Class C, 0.989s, 2017		495,000	328,532

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033		1,935,130	1,822,436

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		3,176,400	3,025,980
Ser. 98-C1, Class F, 6s, 2040		1,880,000	376,000
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	34,550
FRB Ser. 05-TFLA, Class L, 2.183s, 2020		1,356,000	610,200

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X,
IO, 0.782s, 2031		8,661,425	166,579

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	303,989

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2, Class B5,
5.95s, 2031		1,771,365	797,114

European Loan Conduit 144A FRB Ser. 22A, Class D, 3.043s,
2014 (Ireland) F	GBP	995,000	431,408

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
3.019s, 2014 (United Kingdom)	GBP	542,355	156,752

Fannie Mae
IFB Ser. 06-70, Class SM, 51.515s, 2036		$404,963	548,033
IFB Ser. 07-1, Class NR, 44.541s, 2037		1,677,668	1,894,684
IFB Ser. 06-62, Class PS, 37.564s, 2036		1,193,362	1,576,354
IFB Ser. 07-W7, Class 1A4, 36.844s, 2037		1,103,758	1,296,916
IFB Ser. 06-104, Class GS, 32.591s, 2036		620,259	751,278
IFB Ser. 05-115, Class NQ, 23.477s, 2036		492,622	537,773
IFB Ser. 05-74, Class CP, 23.322s, 2035		856,701	911,365
IFB Ser. 06-8, Class WK, 23.139s, 2036		2,339,672	2,719,604
IFB Ser. 05-99, Class SA, 23.139s, 2035		997,960	1,152,651
IFB Ser. 05-95, Class OP, 19.152s, 2035		635,994	633,774
IFB Ser. 05-74, Class CS, 18.949s, 2035		976,665	1,098,450
IFB Ser. 05-95, Class CP, 18.698s, 2035		143,564	144,807
IFB Ser. 05-114, Class SP, 18.509s, 2036		616,408	646,298
IFB Ser. 05-83, Class QP, 16.382s, 2034		352,939	362,549
Ser. 383, Class 90, IO, 8s, 2037		123,701	14,214
Ser. 383, Class 91, IO, 8s, 2037		97,527	9,815
Ser. 386, Class 27, IO, 7 1/2s, 2037		146,429	16,173
Ser. 386, Class 28, IO, 7 1/2s, 2037		142,596	13,462
IFB Ser. 07-W6, Class 6A2, IO, 7.411s, 2037		1,900,229	178,242
IFB Ser. 06-90, Class SE, IO, 7.411s, 2036		4,534,147	463,979
IFB Ser. 04-51, Class XP, IO, 7.311s, 2034		3,838,294	323,556
IFB Ser. 03-66, Class SA, IO, 7.261s, 2033		1,696,177	136,753
IFB Ser. 08-7, Class SA, IO, 7.161s, 2038		8,413,211	951,273
Ser. 383, Class 86, IO, 7s, 2037		154,139	14,811
IFB Ser. 07-W6, Class 5A2, IO, 6.901s, 2037		2,940,828	253,499
IFB Ser. 07-W2, Class 3A2, IO, 6.891s, 2037		2,576,930	222,131
IFB Ser. 06-115, Class BI, IO, 6.871s, 2036		2,266,072	178,972
IFB Ser. 05-113, Class AI, IO, 6.841s, 2036		1,432,764	110,913
IFB Ser. 06-58, Class SQ, IO, 6.811s, 2036		5,193,501	499,638
IFB Ser. 08-36, Class YI, IO, 6.811s, 2036		3,646,306	317,819
IFB Ser. 06-60, Class SI, IO, 6.761s, 2036		2,755,001	261,725

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-60, Class UI, IO, 6.761s, 2036	$1,118,545	$82,597
IFB Ser. 04-24, Class CS, IO, 6.761s, 2034	675,341	53,576
IFB Ser. 04-12, Class WS, IO, 6.761s, 2033	4,161,353	300,241
IFB Ser. 07-W7, Class 3A2, IO, 6.741s, 2037	3,213,407	334,008
IFB Ser. 06-60, Class DI, IO, 6.681s, 2035	3,417,261	283,974
IFB Ser. 03-130, Class BS, IO, 6.661s, 2033	4,933,321	414,261
IFB Ser. 03-34, Class WS, IO, 6.611s, 2029	4,702,985	362,026
IFB Ser. 08-10, Class LI, IO, 6.591s, 2038	4,752,214	433,402
Ser. 386, Class 14, IO, 6 1/2s, 2038	2,674,592	257,296
Ser. 383, Class 68, IO, 6 1/2s, 2037	161,205	14,956
Ser. 383, Class 70, IO, 6 1/2s, 2037	909,725	92,064
Ser. 383, Class 101, IO, 6 1/2s, 2022	141,944	13,992
Ser. 383, Class 102, IO, 6 1/2s, 2022	86,636	7,949
IFB Ser. 08-41, Class S, IO, 6.411s, 2036	4,781,782	395,057
IFB Ser. 05-42, Class SA, IO, 6.411s, 2035	8,008,533	566,218
IFB Ser. 07-39, Class LI, IO, 6.381s, 2037	5,294,586	494,625
IFB Ser. 07-23, Class SI, IO, 6.381s, 2037	658,928	44,612
IFB Ser. 07-54, Class CI, IO, 6.371s, 2037	2,263,822	192,504
IFB Ser. 07-39, Class PI, IO, 6.371s, 2037	1,732,638	119,623
IFB Ser. 07-28, Class SE, IO, 6.361s, 2037	417,437	35,278
IFB Ser. 07-22, Class S, IO, 6.361s, 2037	15,381,091	1,365,841
IFB Ser. 06-128, Class SH, IO, 6.361s, 2037	1,854,466	130,535
IFB Ser. 06-56, Class SM, IO, 6.361s, 2036	2,506,185	197,753
IFB Ser. 05-90, Class SP, IO, 6.361s, 2035	1,156,030	94,178
IFB Ser. 05-12, Class SC, IO, 6.361s, 2035	1,442,079	131,130
IFB Ser. 05-45, Class PL, IO, 6.361s, 2034	8,216,435	680,313
IFB Ser. 07-W5, Class 2A2, IO, 6.351s, 2037 F	897,768	92,705
IFB Ser. 07-30, Class IE, IO, 6.351s, 2037	5,333,490	604,791
IFB Ser. 06-123, Class CI, IO, 6.351s, 2037	4,297,527	357,713
IFB Ser. 06-123, Class UI, IO, 6.351s, 2037	4,368,401	382,235
IFB Ser. 07-15, Class BI, IO, 6.311s, 2037	7,287,320	610,109
IFB Ser. 06-126, Class CS, IO, 6.311s, 2037	3,095,203	242,169
IFB Ser. 06-16, Class SM, IO, 6.311s, 2036	4,208,518	390,475
IFB Ser. 05-95, Class CI, IO, 6.311s, 2035	2,273,829	205,767
IFB Ser. 05-84, Class SG, IO, 6.311s, 2035	3,753,967	328,472
IFB Ser. 05-57, Class NI, IO, 6.311s, 2035	965,252	72,174
IFB Ser. 05-29, Class SX, IO, 6.311s, 2035	2,665,359	200,915
IFB Ser. 05-57, Class DI, IO, 6.311s, 2035	1,644,580	134,691
IFB Ser. 05-7, Class SC, IO, 6.311s, 2035	9,552,385	668,037
IFB Ser. 04-92, Class S, IO, 6.311s, 2034	6,313,514	524,653
IFB Ser. 06-104, Class EI, IO, 6.301s, 2036	2,416,172	231,788
IFB Ser. 05-83, Class QI, IO, 6.301s, 2035	623,544	53,906
IFB Ser. 06-128, Class GS, IO, 6.291s, 2037	2,525,635	209,865
IFB Ser. 06-114, Class IS, IO, 6.261s, 2036	2,129,675	167,693
IFB Ser. 06-116, Class ES, IO, 6.261s, 2036	336,730	24,865
IFB Ser. 04-92, Class SQ, IO, 6.261s, 2034	2,621,362	198,262
IFB Ser. 06-115, Class IE, IO, 6.251s, 2036	1,641,022	156,494
IFB Ser. 06-117, Class SA, IO, 6.251s, 2036	2,462,115	194,241
IFB Ser. 06-121, Class SD, IO, 6.251s, 2036	260,287	22,124
IFB Ser. 06-109, Class SG, IO, 6.241s, 2036	615,591	51,586
IFB Ser. 06-104, Class SY, IO, 6.231s, 2036	549,436	39,940

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-109, Class SH, IO, 6.231s, 2036	$2,031,289	$195,763
IFB Ser. 06-111, Class SA, IO, 6.231s, 2036	12,923,978	1,081,026
IFB Ser. 07-W6, Class 4A2, IO, 6.211s, 2037	12,206,772	1,030,252
IFB Ser. 06-128, Class SC, IO, 6.211s, 2037	2,512,116	201,527
IFB Ser. 06-43, Class SI, IO, 6.211s, 2036	4,726,790	374,201
IFB Ser. 06-8, Class JH, IO, 6.211s, 2036	8,079,138	644,676
IFB Ser. 05-122, Class SG, IO, 6.211s, 2035	2,044,751	201,021
IFB Ser. 05-57, Class MS, IO, 6.211s, 2035	7,025,418	442,431
IFB Ser. 05-95, Class OI, IO, 6.201s, 2035	354,978	25,554
IFB Ser. 06-101, Class SA, IO, 6.191s, 2036	5,329,131	463,692
IFB Ser. 06-92, Class LI, IO, 6.191s, 2036	2,430,823	191,816
IFB Ser. 06-99, Class AS, IO, 6.191s, 2036	967,541	84,079
IFB Ser. 06-98, Class SQ, IO, 6.181s, 2036	11,002,297	935,195
IFB Ser. 06-60, Class YI, IO, 6.181s, 2036	5,764,395	599,371
IFB Ser. 06-85, Class TS, IO, 6.171s, 2036	5,384,577	395,293
IFB Ser. 07-75, Class PI, IO, 6.151s, 2037	2,631,149	196,531
IFB Ser. 07-88, Class MI, IO, 6.131s, 2037	1,049,415	89,612
IFB Ser. 07-103, Class AI, IO, 6.111s, 2037	11,792,932	818,851
IFB Ser. 07-15, Class NI, IO, 6.111s, 2022	3,926,773	343,593
IFB Ser. 07-106, Class SM, IO, 6.071s, 2037	5,826,691	428,722
IFB Ser. 08-3, Class SC, IO, 6.061s, 2038	8,423,648	798,930
IFB Ser. 07-109, Class XI, IO, 6.061s, 2037	1,718,383	153,593
IFB Ser. 07-109, Class YI, IO, 6.061s, 2037	2,566,742	186,122
IFB Ser. 07-W8, Class 2A2, IO, 6.061s, 2037	4,355,932	279,786
IFB Ser. 07-88, Class JI, IO, 6.061s, 2037	2,974,471	235,474
IFB Ser. 06-79, Class SH, IO, 6.061s, 2036	3,683,107	302,724
IFB Ser. 07-54, Class KI, IO, 6.051s, 2037	1,311,479	84,135
IFB Ser. 07-30, Class JS, IO, 6.051s, 2037	4,702,194	387,931
IFB Ser. 07-30, Class LI, IO, 6.051s, 2037	4,650,283	391,212
IFB Ser. 07-W2, Class 1A2, IO, 6.041s, 2037	1,940,990	140,796
IFB Ser. 07-106, Class SN, IO, 6.021s, 2037	2,554,494	184,281
IFB Ser. 07-54, Class IA, IO, 6.021s, 2037	2,350,242	184,506
IFB Ser. 07-54, Class IB, IO, 6.021s, 2037	2,350,242	184,506
IFB Ser. 07-54, Class IC, IO, 6.021s, 2037	2,350,242	184,506
IFB Ser. 07-54, Class ID, IO, 6.021s, 2037	2,350,242	184,506
IFB Ser. 07-54, Class IE, IO, 6.021s, 2037	2,350,242	184,506
IFB Ser. 07-54, Class IF, IO, 6.021s, 2037	3,739,441	313,188
IFB Ser. 07-54, Class NI, IO, 6.021s, 2037	2,088,205	150,892
IFB Ser. 07-54, Class UI, IO, 6.021s, 2037	3,595,663	326,572
IFB Ser. 07-91, Class AS, IO, 6.011s, 2037	1,706,718	126,864
IFB Ser. 07-91, Class HS, IO, 6.011s, 2037	1,827,872	158,225
Ser. 08-76, Class JI, IO, 6s, 2038	2,995,315	299,532
Ser. 386, Class 11, IO, 6s, 2038	159,608	15,490
Ser. 383, Class 42, IO, 6s, 2038	1,901,123	180,607
Ser. 383, Class 45, IO, 6s, 2038	1,210,058	114,955
Ser. 383, Class 46, IO, 6s, 2038	1,050,340	99,782
Ser. 383, Class 47, IO, 6s, 2038	929,033	88,258
Ser. 386, Class 9, IO, 6s, 2038	1,495,828	140,309
Ser. 383, Class 32, IO, 6s, 2038	1,434,491	145,171
Ser. 383, Class 33, IO, 6s, 2038	1,225,618	124,033
Ser. 386, Class 7, IO, 6s, 2038	1,845,391	189,153

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Fannie Mae
Ser. 386, Class 6, IO, 6s, 2037	$880,190	$82,562
Ser. 383, Class 39, IO, 6s, 2037	136,636	13,240
Ser. 383, Class 53, IO, 6s, 2037	163,821	16,961
Ser. 383, Class 54, IO, 6s, 2037	106,362	10,996
Ser. 383, Class 55, IO, 6s, 2037	88,609	9,325
Ser. 383, Class 100, IO, 6s, 2022	148,224	12,809
IFB Ser. 07-15, Class CI, IO, 5.991s, 2037	8,007,768	626,175
IFB Ser. 06-115, Class JI, IO, 5.991s, 2036	5,805,044	478,916
IFB Ser. 07-109, Class PI, IO, 5.961s, 2037	2,874,696	193,846
IFB Ser. 06-123, Class LI, IO, 5.931s, 2037	3,868,550	292,754
IFB Ser. 08-1, Class NI, IO, 5.861s, 2037	4,972,160	369,929
IFB Ser. 08-10, Class GI, IO, 5.841s, 2038	2,907,629	219,602
IFB Ser. 08-13, Class SA, IO, 5.831s, 2038	10,834,204	770,626
IFB Ser. 07-39, Class AI, IO, 5.731s, 2037	4,251,402	315,134
IFB Ser. 07-32, Class SD, IO, 5.721s, 2037	2,784,465	232,220
IFB Ser. 07-30, Class UI, IO, 5.711s, 2037	2,281,241	190,461
IFB Ser. 07-32, Class SC, IO, 5.711s, 2037	3,940,203	293,088
IFB Ser. 07-1, Class CI, IO, 5.711s, 2037	2,657,623	195,311
IFB Ser. 05-92, Class US, IO, 5.711s, 2025	21,215,079	1,247,447
IFB Ser. 05-14, Class SE, IO, 5.661s, 2035	2,132,580	134,522
IFB Ser. 08-1, Class BI, IO, 5.521s, 2038	8,562,029	554,511
Ser. 383, Class 18, IO, 5 1/2s, 2038	1,670,368	173,384
Ser. 383, Class 19, IO, 5 1/2s, 2038	1,523,742	158,164
Ser. 383, Class 16, IO, 5 1/2s, 2037	100,479	11,231
Ser. 383, Class 4, IO, 5 1/2s, 2037	2,331,596	250,208
Ser. 383, Class 5, IO, 5 1/2s, 2037	1,480,851	153,712
Ser. 383, Class 6, IO, 5 1/2s, 2037	1,330,519	138,108
Ser. 383, Class 7, IO, 5 1/2s, 2037	1,311,509	136,135
Ser. 383, Class 20, IO, 5 1/2s, 2037	946,595	99,393
Ser. 383, Class 21, IO, 5 1/2s, 2037	895,118	93,987
Ser. 383, Class 27, IO, 5 1/2s, 2037	89,390	9,977
IFB Ser. 07-75, Class ID, IO, 5.481s, 2037	2,874,680	206,859
Ser. 09-12, Class BI, 5s, 2039 ##	3,678,000	423,209
Ser. 386, Class 1, IO, 5s, 2037	94,996	9,140
Ser. 03-W17, Class 12, IO, 1.146s, 2033	3,822,190	97,169
Ser. 00-T6, IO, 0.772s, 2030	5,709,218	144,495
Ser. 03-W10, Class 3A, IO, 0.648s, 2043	6,272,318	55,491
Ser. 03-W10, Class 1A, IO, 0.614s, 2043	5,308,390	38,627
Ser. 02-T18, IO, 0.514s, 2042	10,401,467	120,764
Ser. 06-56, Class XF, zero %, 2036	145,810	140,202
Ser. 99-51, Class N, Principal only (PO), zero %, 2029	104,470	84,944
Ser. 07-15, Class IM, IO, zero %, 2009	2,210,645	173
Ser. 07-16, Class TS, IO, zero %, 2009	9,178,427	717
FRB Ser. 05-91, Class EF, zero %, 2035	166,687	160,734
FRB Ser. 06-54, Class CF, zero %, 2035	240,965	236,393

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.711s, 2043	1,310,432	134,319
Ser. T-57, Class 1AX, IO, 0.447s, 2043	3,365,128	24,098

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.313s, 2020	$7,766,709	$206,594

First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
7.939s, 2039	560,731	555,124

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	891,000	88,233

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	548,550

Freddie Mac
IFB Ser. 3182, Class SP, 27.267s, 2032	741,043	799,396
IFB Ser. 3211, Class SI, IO, 26.265s, 2036	695,495	296,726
IFB Ser. 2979, Class AS, 23.052s, 2034	367,543	408,983
IFB Ser. 3012, Class FS, 16.042s, 2035	912,764	938,762
IFB Ser. 3184, Class SP, IO, 7.017s, 2033	3,480,584	299,330
IFB Ser. 3345, Class SI, IO, 6.987s, 2036	6,057,416	663,041
IFB Ser. 2882, Class LS, IO, 6.867s, 2034	1,604,754	138,355
IFB Ser. 3149, Class SE, IO, 6.817s, 2036	1,976,318	235,721
IFB Ser. 3203, Class SH, IO, 6.807s, 2036	2,003,915	182,689
IFB Ser. 2594, Class SE, IO, 6.717s, 2030	634,986	35,802
IFB Ser. 2828, Class TI, IO, 6.717s, 2030	1,145,404	103,528
IFB Ser. 3397, Class GS, IO, 6.667s, 2037	1,576,992	127,963
IFB Ser. 3311, Class CI, IO, 6.427s, 2037	1,142,560	98,489
IFB Ser. 3297, Class BI, IO, 6.427s, 2037	7,477,284	627,314
IFB Ser. 3287, Class SD, IO, 6.417s, 2037	2,569,190	212,218
IFB Ser. 3281, Class BI, IO, 6.417s, 2037	1,342,897	100,627
IFB Ser. 3281, Class CI, IO, 6.417s, 2037	1,571,862	117,645
IFB Ser. 3249, Class SI, IO, 6.417s, 2036	1,208,692	95,109
IFB Ser. 3028, Class ES, IO, 6.417s, 2035	3,810,911	345,707
IFB Ser. 3042, Class SP, IO, 6.417s, 2035	1,881,650	130,674
IFB Ser. 2990, Class TS, IO, 6.417s, 2035	8,193,809	448,195
IFB Ser. 3236, Class ES, IO, 6.367s, 2036	196,933	14,477
IFB Ser. 3136, Class NS, IO, 6.367s, 2036	1,476,528	127,290
IFB Ser. 2950, Class SM, IO, 6.367s, 2016	979,027	73,926
IFB Ser. 3256, Class S, IO, 6.357s, 2036	3,825,604	334,740
IFB Ser. 3031, Class BI, IO, 6.357s, 2035	1,230,450	94,517
IFB Ser. 3370, Class TS, IO, 6.337s, 2037	6,974,526	624,438
IFB Ser. 3244, Class SB, IO, 6.327s, 2036	1,919,129	146,122
IFB Ser. 3244, Class SG, IO, 6.327s, 2036	2,235,775	182,336
IFB Ser. 3236, Class IS, IO, 6.317s, 2036	3,706,954	294,332
IFB Ser. 3033, Class SG, IO, 6.317s, 2035	1,548,476	121,992
IFB Ser. 3114, Class TS, IO, 6.317s, 2030	7,114,558	533,699
IFB Ser. 3128, Class JI, IO, 6.297s, 2036	670,890	57,026
IFB Ser. 3240, Class S, IO, 6.287s, 2036	6,665,097	515,819
IFB Ser. 3229, Class BI, IO, 6.287s, 2036	209,470	13,959
IFB Ser. 3153, Class JI, IO, 6.287s, 2036	2,965,224	211,124
IFB Ser. 3065, Class DI, IO, 6.287s, 2035	952,720	79,039
IFB Ser. 3145, Class GI, IO, 6.267s, 2036	551,612	48,266
IFB Ser. 3218, Class AS, IO, 6.247s, 2036	2,129,581	159,714
IFB Ser. 3221, Class SI, IO, 6.247s, 2036	2,991,090	225,205
IFB Ser. 3153, Class UI, IO, 6.237s, 2036	468,074	50,067
IFB Ser. 3424, Class XI, IO, 6.237s, 2036	4,163,558	301,537
IFB Ser. 3202, Class PI, IO, 6.207s, 2036	8,353,055	645,750

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3355, Class MI, IO, 6.167s, 2037	$1,822,974	$131,475
IFB Ser. 3201, Class SG, IO, 6.167s, 2036	3,828,342	343,791
IFB Ser. 3203, Class SE, IO, 6.167s, 2036	3,426,447	293,199
IFB Ser. 3238, Class LI, IO, 6.157s, 2036	2,118,415	167,934
IFB Ser. 3171, Class PS, IO, 6.152s, 2036	2,717,924	225,859
IFB Ser. 3152, Class SY, IO, 6.147s, 2036	6,282,222	564,711
IFB Ser. 3366, Class SA, IO, 6.117s, 2037	3,866,492	308,299
IFB Ser. 3284, Class BI, IO, 6.117s, 2037	2,197,658	150,301
IFB Ser. 3260, Class SA, IO, 6.117s, 2037	1,932,279	127,256
IFB Ser. 3199, Class S, IO, 6.117s, 2036	5,583,429	449,340
IFB Ser. 3284, Class LI, IO, 6.107s, 2037	6,310,639	480,732
IFB Ser. 3281, Class AI, IO, 6.097s, 2037	8,110,932	660,945
IFB Ser. 3311, Class EI, IO, 6.077s, 2037	2,345,895	162,393
IFB Ser. 3311, Class IA, IO, 6.077s, 2037	3,545,307	299,017
IFB Ser. 3311, Class IB, IO, 6.077s, 2037	3,545,307	299,017
IFB Ser. 3311, Class IC, IO, 6.077s, 2037	3,545,307	299,017
IFB Ser. 3311, Class ID, IO, 6.077s, 2037	3,545,307	299,017
IFB Ser. 3311, Class IE, IO, 6.077s, 2037	5,416,019	456,796
IFB Ser. 3311, Class PI, IO, 6.077s, 2037	2,831,991	207,882
IFB Ser. 3382, Class SI, IO, 6.067s, 2037	23,571,937	1,932,569
IFB Ser. 3375, Class MS, IO, 6.067s, 2037	10,826,397	775,625
IFB Ser. 3240, Class GS, IO, 6.047s, 2036	4,039,020	321,114
IFB Ser. 3257, Class SI, IO, 5.987s, 2036	1,745,863	117,574
IFB Ser. 3225, Class JY, IO, 5.957s, 2036	7,609,865	555,832
IFB Ser. 3416, Class BI, IO, 5.917s, 2038	8,240,320	653,424
IFB Ser. 2967, Class SA, IO, 5.817s, 2035	9,010,058	430,054
IFB Ser. 3339, Class TI, IO, 5.807s, 2037	4,394,698	339,839
IFB Ser. 3284, Class CI, IO, 5.787s, 2037	10,180,849	739,751
IFB Ser. 3016, Class SQ, IO, 5.777s, 2035	2,548,508	145,400
IFB Ser. 3397, Class SQ, IO, 5.637s, 2037	6,008,377	426,192
IFB Ser. 3226, Class YS, IO, 5.517s, 2036	6,485,239	96,695
IFB Ser. 3424, Class UI, IO, 5.427s, 2037	2,896,492	218,326
Ser. 3510, Class DI, 5s, 2039 ##	3,767,000	351,461
Ser. 3510, Class IB, 5s, 2039 ##	2,363,000	253,325
Ser. 3292, Class DO, PO, zero %, 2037	179,161	163,079
Ser. 3226, Class YI, IO, zero %, 2036	6,485,239	11,369
Ser. 3139, Class CO, PO, zero %, 2036	312,535	280,775
FRB Ser. 3345, Class TY, zero %, 2037	387,110	362,987
FRB Ser. 3326, Class XF, zero %, 2037	342,594	319,307
FRB Ser. 3273, Class HF, zero %, 2037	98,086	95,241
FRB Ser. 3235, Class TP, zero %, 2036	117,707	109,597
FRB Ser. 3283, Class KF, zero %, 2036	125,871	123,808
FRB Ser. 3226, Class YW, zero %, 2036	604,190	569,476
FRB Ser. 3332, Class UA, zero %, 2036	155,870	148,718
FRB Ser. 3251, Class TC, zero %, 2036	1,539,687	1,451,753
FRB Ser. 3130, Class JF, zero %, 2036	571,531	544,771
FRB Ser. 3326, Class WF, zero %, 2035	329,116	291,942
FRB Ser. 3030, Class EF, zero %, 2035	177,435	153,146
FRB Ser. 3412, Class UF, zero %, 2035	861,865	794,403
FRB Ser. 2980, Class TY, zero %, 2035	85,291	77,527
FRB Ser. 3112, Class XM, zero %, 2034	64,400	63,018

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.515s, 2033	$251,000	$182,039
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	231,800

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,022,427	306,728

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 38.198s, 2037	209,141	260,460
IFB Ser. 07-40, Class GS, 38.078s, 2037	80,460	98,432
IFB Ser. 07-45, Class SA, 37.684s, 2037	69,941	86,977
IFB Ser. 07-51, Class SP, 37.478s, 2037	164,372	203,008
IFB Ser. 07-45, Class SB, 37.444s, 2037	69,941	86,735
IFB Ser. 05-66, Class SP, 19.738s, 2035	812,338	863,853
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	1,217,356	121,736
IFB Ser. 08-29, Class SA, IO, 7.446s, 2038	12,059,924	824,646
IFB Ser. 08-42, Class AI, IO, 7.361s, 2038	14,845,389	1,359,793
IFB Ser. 07-2, Class SA, IO, 7.046s, 2037	309,464	22,633
IFB Ser. 06-69, Class SI, IO, 7.046s, 2036	2,398,837	172,350
IFB Ser. 06-62, Class SI, IO, 7.046s, 2036	2,473,418	154,920
IFB Ser. 06-61, Class SM, IO, 7.021s, 2036	4,043,540	295,354
IFB Ser. 06-62, Class SA, IO, 7.006s, 2036	2,809,657	203,313
IFB Ser. 06-64, Class SB, IO, 7.006s, 2036	2,831,534	208,884
IFB Ser. 07-1, Class SL, IO, 7.001s, 2037	1,129,931	82,339
IFB Ser. 07-1, Class SM, IO, 6.991s, 2037	1,130,579	82,247
IFB Ser. 05-68, Class PU, IO, 6.941s, 2032	2,093,696	232,556
IFB Ser. 04-59, Class SH, IO, 6.921s, 2034	3,437,129	389,779
IFB Ser. 04-59, Class SC, IO, 6.871s, 2034	1,337,955	105,743
IFB Ser. 04-26, Class IS, IO, 6.871s, 2034	2,416,690	184,609
IFB Ser. 07-47, Class SA, IO, 6.771s, 2036	2,531,103	239,621
IFB Ser. 07-49, Class NY, IO, 6.741s, 2035	7,495,996	500,103
IFB Ser. 07-35, Class NY, IO, 6.571s, 2035	3,456,180	318,386
IFB Ser. 07-26, Class SG, IO, 6.516s, 2037	3,650,500	219,603
IFB Ser. 07-26, Class SD, IO, 6.471s, 2037	3,667,829	245,378
IFB Ser. 07-25, Class SA, IO, 6.466s, 2037	2,511,396	150,021
IFB Ser. 07-25, Class SB, IO, 6.466s, 2037	4,916,906	302,205
IFB Ser. 07-11, Class SA, IO, 6.466s, 2037	1,696,980	121,480
IFB Ser. 06-69, Class SA, IO, 6.466s, 2036	4,582,401	301,137
IFB Ser. 07-31, Class CI, IO, 6.451s, 2037	1,851,144	116,732
IFB Ser. 07-22, Class S, IO, 6.441s, 2037	2,090,997	158,094
IFB Ser. 07-14, Class SB, IO, 6.441s, 2037	1,617,241	96,119
IFB Ser. 05-84, Class AS, IO, 6.441s, 2035	5,520,379	494,893
IFB Ser. 07-40, Class SB, IO, 6.416s, 2037	4,605,199	270,109
IFB Ser. 07-40, Class SC, IO, 6.416s, 2037	251,441	14,748
IFB Ser. 07-40, Class SD, IO, 6.416s, 2037	251,441	14,748
IFB Ser. 07-40, Class SE, IO, 6.416s, 2037	251,441	14,748
IFB Ser. 07-42, Class SB, IO, 6.416s, 2037	416,610	24,965
IFB Ser. 07-42, Class SC, IO, 6.416s, 2037	488,823	29,293
IFB Ser. 07-51, Class SJ, IO, 6.416s, 2037	2,203,767	166,680
IFB Ser. 07-53, Class SY, IO, 6.376s, 2037	4,374,488	324,390
IFB Ser. 04-17, Class QN, IO, 6.371s, 2034	4,388,328	369,666
IFB Ser. 07-41, Class SM, IO, 6.366s, 2037	723,840	49,800
IFB Ser. 07-41, Class SN, IO, 6.366s, 2037	738,019	50,776
IFB Ser. 07-40, Class SG, IO, 6.346s, 2037	561,842	30,887

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-88, Class S, IO, 6.341s, 2032	$2,888,602	$184,329
IFB Ser. 07-59, Class PS, IO, 6.336s, 2037	1,729,829	110,780
IFB Ser. 07-59, Class SP, IO, 6.336s, 2037	539,871	35,444
IFB Ser. 07-48, Class SB, IO, 6.321s, 2037	2,546,401	145,578
IFB Ser. 06-38, Class SG, IO, 6.316s, 2033	7,395,598	386,072
IFB Ser. 07-45, Class QA, IO, 6.281s, 2037	491,622	30,726
IFB Ser. 07-51, Class SG, IO, 6.246s, 2037	10,288,974	679,978
IFB Ser. 07-53, Class SG, IO, 6.241s, 2037	1,200,171	76,550
IFB Ser. 07-45, Class QB, IO, 6.241s, 2037	491,622	30,726
IFB Ser. 07-74, Class SI, IO, 6.241s, 2037	3,390,525	170,434
IFB Ser. 07-17, Class AI, IO, 6.221s, 2037	8,494,378	583,317
IFB Ser. 08-3, Class SA, IO, 6.216s, 2038	4,295,096	233,802
IFB Ser. 07-78, Class SA, IO, 6.201s, 2037	12,383,830	785,531
IFB Ser. 07-79, Class SY, IO, 6.191s, 2037	7,102,709	475,171
IFB Ser. 07-53, Class ES, IO, 6.191s, 2037	1,656,364	96,265
IFB Ser. 08-2, Class SB, IO, 6.186s, 2038	10,054,549	535,797
IFB Ser. 08-2, Class SM, IO, 6.171s, 2038	8,399,404	526,693
IFB Ser. 07-9, Class AI, IO, 6.171s, 2037	4,243,605	265,289
IFB Ser. 07-59, Class SA, IO, 6.166s, 2037	12,504,945	675,276
IFB Ser. 07-61, Class SA, IO, 6.166s, 2037	2,320,279	115,522
IFB Ser. 07-59, Class SC, IO, 6.166s, 2037	674,447	37,480
IFB Ser. 07-10, Class SB, IO, 6.161s, 2037	13,229,703	743,604
IFB Ser. 08-15, Class CI, IO, 6.156s, 2038	16,674,220	879,699
IFB Ser. 07-9, Class DI, IO, 6.151s, 2037	3,281,135	215,201
IFB Ser. 08-6, Class SC, IO, 6.141s, 2038	16,733,852	883,397
IFB Ser. 08-34, Class SH, IO, 6.141s, 2037	4,633,513	355,342
IFB Ser. 06-26, Class S, IO, 6.141s, 2036	18,288,206	1,126,992
IFB Ser. 07-59, Class SD, IO, 6.136s, 2037	822,428	42,995
IFB Ser. 06-49, Class SA, IO, 6.126s, 2036	5,476,371	296,467
IFB Ser. 08-9, Class SK, IO, 6.121s, 2038	6,719,940	381,505
IFB Ser. 05-92, Class S, IO, 6.066s, 2032	12,310,692	838,185
IFB Ser. 05-71, Class SA, IO, 6.031s, 2035	6,172,624	415,905
IFB Ser. 05-65, Class SI, IO, 5.991s, 2035	2,643,851	162,596
IFB Ser. 06-7, Class SB, IO, 5.986s, 2036	590,609	32,932
IFB Ser. 08-15, Class PI, IO, 5.966s, 2035	5,382,724	390,839
IFB Ser. 06-16, Class SX, IO, 5.956s, 2036	6,428,938	373,510
IFB Ser. 07-17, Class IB, IO, 5.916s, 2037	1,623,428	119,945
IFB Ser. 06-14, Class S, IO, 5.916s, 2036	2,591,292	145,895
IFB Ser. 05-57, Class PS, IO, 5.916s, 2035	3,080,418	280,404
IFB Ser. 06-11, Class ST, IO, 5.881s, 2036	1,631,095	92,819
IFB Ser. 07-25, Class KS, IO, 5.871s, 2037	3,919,114	305,696
IFB Ser. 07-21, Class S, IO, 5.871s, 2037	123,869	6,864
IFB Ser. 07-27, Class SD, IO, 5.866s, 2037	1,767,955	96,637
IFB Ser. 07-19, Class SJ, IO, 5.866s, 2037	3,076,035	157,681
IFB Ser. 07-31, Class AI, IO, 5.851s, 2037	2,228,042	168,322
IFB Ser. 07-23, Class ST, IO, 5.841s, 2037	3,440,880	167,375
IFB Ser. 07-9, Class CI, IO, 5.841s, 2037	4,261,480	211,692
IFB Ser. 07-7, Class EI, IO, 5.841s, 2037	1,947,884	99,751
IFB Ser. 07-7, Class JI, IO, 5.841s, 2037	4,598,155	255,657
IFB Ser. 07-1, Class S, IO, 5.841s, 2037	4,050,781	208,644

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-3, Class SA, IO, 5.841s, 2037	$3,870,818	$198,414
IFB Ser. 07-62, Class S, IO, 5.821s, 2037	3,827,945	216,480
IFB Ser. 05-17, Class S, IO, 5.821s, 2035	3,294,621	189,143
IFB Ser. 07-43, Class SC, IO, 5.771s, 2037	2,927,028	157,164
IFB Ser. 05-3, Class SN, IO, 5.766s, 2035	8,851,341	696,006
IFB Ser. 07-73, Class MI, IO, 5.641s, 2037	1,090,699	50,049
IFB Ser. 04-41, Class SG, IO, 5.641s, 2034	8,518,597	474,136
Ser. 07-73, Class MO, PO, zero %, 2037	78,462	66,776
FRB Ser. 07-71, Class TA, zero %, 2037	399,905	396,236
FRB Ser. 07-71, Class UC, zero %, 2037	84,863	83,470
FRB Ser. 07-73, Class KI, IO, zero %, 2037	781,090	4,240
FRB Ser. 07-73, Class KM, zero %, 2037	77,756	57,050
FRB Ser. 07-61, Class YC, zero %, 2037	852,191	825,630
FRB Ser. 07-33, Class TB, zero %, 2037	304,665	295,149
FRB Ser. 07-6, Class TD, zero %, 2037	300,553	287,415
FRB Ser. 98-2, Class EA, PO, zero %, 2028	100,459	79,979

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	679,000	441,743
Ser. 06-GG6, Class A2, 5.506s, 2038	1,227,000	1,106,509

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)	166,771	3,335

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
6.128s, 2037	7,681,490	3,917,560

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.499s, 2037	636,434	431,184

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.257s, 2036	1,716,690	884,800
FRB Ser. 07-AR15, Class 1A1, 6.143s, 2037	3,042,080	1,490,619
FRB Ser. 07-AR9, Class 2A1, 5.921s, 2037	3,118,659	1,590,516
FRB Ser. 05-AR31, Class 3A1, 5.601s, 2036	7,750,234	4,107,624
FRB Ser. 07-AR11, Class 1A1, 5.56s, 2037	2,348,779	1,056,950

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.066s, 2036	2,703,421	1,472,284
FRB Ser. 06-A1, Class 5A1, 5.938s, 2036	2,149,787	1,139,387
FRB Ser. 06-A6, Class 1A1, 0.549s, 2036	2,661,429	1,193,877

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	1,032,000	421,871
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	4,776,000	3,066,244
Ser. 07-CB20, Class A3, 5.863s, 2051	1,698,000	1,076,831
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	847,000	542,927
Ser. 07-CB20, Class A4, 5.794s, 2051	377,000	226,499
Ser. 08-C2, Class X, IO, 0.482s, 2051 F	89,569,176	1,161,154

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.073s, 2051 F	124,976,623	847,081

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	172,229
Ser. 98-C4, Class J, 5.6s, 2035	965,000	738,306

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,535,000	1,205,376
Ser. 07-C7, Class XW, IO, 0.373s, 2045	119,416,635	1,795,023

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A Ser. 07-C7, Class XCL,
IO, 0.092s, 2045	$50,412,717	$449,460

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 37.744s, 2037	1,414,568	1,428,713
IFB Ser. 07-5, Class 8A2, IO, 7.331s, 2036	2,444,270	212,024
IFB Ser. 07-4, Class 3A2, IO, 6.811s, 2037	1,987,880	173,453
IFB Ser. 06-5, Class 2A2, IO, 6.761s, 2036	4,675,412	362,344
IFB Ser. 07-2, Class 2A13, IO, 6.301s, 2037	3,916,653	283,957
IFB Ser. 06-9, Class 2A2, IO, 6.231s, 2037	4,505,269	380,530
IFB Ser. 06-7, Class 2A4, IO, 6.161s, 2036	7,574,777	549,171
IFB Ser. 06-7, Class 2A5, IO, 6.161s, 2036	7,112,150	502,296
IFB Ser. 06-6, Class 1A2, IO, 6.111s, 2036	2,728,206	190,974
IFB Ser. 06-6, Class 1A3, IO, 6.111s, 2036	4,035,482	287,528

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	1,154,000	103,860
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	411,000	32,880
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	187,000	13,090

MASTR Adjustable Rate Mortgages Trust FRB Ser. 04-13,
Class 3A6, 3.788s, 2034	554,000	450,718

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1, 6 1/4s, 2036	1,917,579	1,054,668

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.148s, 2049	110,822,940	796,684

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	799,782	587,316
Ser. 96-C2, Class JS, IO, 2.271s, 2028	1,857,555	65,256

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.829s, 2050	451,000	289,759

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	821,000	528,813

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X,
4.867s, 2017	4,858,638	713,248

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X,
IO, 8.006s, 2037	1,371,624	183,537

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	2,455,000	1,379,166
FRB Ser. 08-T29, Class A3, 6.28s, 2043	1,332,000	949,383
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	507,000	238,438

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	201,600
Ser. 07-HQ13, Class X1, IO, 0.67s, 2044	110,187,237	2,085,844

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
4.855s, 2035	2,110,641	1,097,534

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.093s, 2030	459,501	275,701
Ser. 97-MC2, Class X, IO, 1.988s, 2012 F	6,622	1

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010	285,000	84,448

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 6.301s, 2037	8,987,869	629,151
Ser. 07-A5, Class 2A3, 6s, 2037	1,934,829	1,160,897

SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035	595,000	422,396

COLLATERALIZED MORTGAGE OBLIGATIONS (36.9%)* cont.	Principal amount		Value

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		$316,000	$173,800
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		376,000	191,760
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		345,000	169,050
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		325,000	133,250

Structured Adjustable Rate Mortgage Loan Trust FRB Ser. 06-9,
Class 1A1, 5.692s, 2036		2,071,854	1,132,667

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.841s, 2037		6,658,229	482,722
Ser. 07-4, Class 1A4, IO, 1s, 2037		7,116,469	71,165

Structured Asset Securities Corp. 144A Ser. 07-RF1, Class 1A, IO,
5.306s, 2037		9,031,960	581,658

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 3.29s, 2014 (Ireland)	GBP	444,138	476,554
FRB Ser. 05-CT1A, Class D, 3.22s, 2014 (Ireland)	GBP	868,987	562,586

Ursus EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	467,013	371,184

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$4,394,000	3,309,846
Ser. 07-C34, IO, 0.355s, 2046		33,007,674	511,289

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.633s, 2018		917,000	559,370

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		18,225,660	142,160

Total collateralized mortgage obligations (cost $270,453,193)			$231,992,590

CORPORATE BONDS AND NOTES (21.9%)*	Principal amount		Value

Basic materials (1.2%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	$359,381

Builders FirstSource, Inc. company guaranty sr. sec. notes FRN
6.399s, 2012		$530,000	156,350

Clondalkin Acquisition BV 144A company guaranty sr. sec. notes
FRN 3.996s, 2013 (Netherlands)		360,000	208,800

Compass Minerals International, Inc. sr. disc. notes Ser. B, 12s, 2013		277,000	289,465

Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)		280,000	259,000

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		1,657,000	1,371,168

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		830,000	713,800

Georgia-Pacific Corp. debs. 9 1/2s, 2011		99,000	96,525

Georgia-Pacific Corp. notes 8 1/8s, 2011		110,000	106,150

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		691,000	704,820

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		114,000	13,680

Momentive Performance Materials, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2014		520,000	228,800

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		446,000	419,240

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		269,000	258,240

NewPage Corp. company guaranty 10s, 2012		468,000	180,180

NewPage Holding Corp. sr. unsec. unsub. notes FRN 10.265s, 2013 ‡‡		171,708	32,625

Novelis, Inc. company guaranty 7 1/4s, 2015		221,000	123,760

Rockwood Specialties Group, Inc. company guaranty 7 5/8s, 2014	EUR	330,000	291,428

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount		Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		$1,626,000	$1,288,605

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		315,000	252,000

Stone Container Corp. sr. notes 8 3/8s, 2012		399,000	41,895

			7,395,912
Capital goods (1.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		206,000	197,760

Berry Plastics Corp. company guaranty sr. sec. notes FRN
5.844s, 2015		1,205,000	873,625

Bombardier, Inc. 144A sr. unsec. notes FRN 7.37s, 2013 (Canada)	EUR	194,000	181,972

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		$3,155,000	2,831,613

Crown Americas, LLC/Crown Americas Capital Corp.sr. notes
7 5/8s, 2013		1,016,000	1,016,000

General Cable Corp. company guaranty sr. unsec. notes FRN
3.81s, 2015		375,000	251,250

Hawker Beechcraft Acquisition Co., LLC sr. sub. notes 9 3/4s, 2017		475,000	85,500

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		132,000	113,520

L-3 Communications Corp. company guaranty sr. unsec. sub. notes
6 1/8s, 2014		1,301,000	1,209,930

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		1,019,000	932,385

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	677,744

Owens-Illinois, Inc. debs. 7 1/2s, 2010		207,000	209,070

Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015		902,000	563,750

			9,144,119
Communication services (2.0%)
American Tower Corp. 144A sr. notes 7s, 2017		770,000	739,200

CCH I Holdings, LLC company guaranty 12 1/8s, 2015		47,000	823

CCH II, LLC sr. unsec. notes 10 1/4s, 2010		114,000	68,400

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010		1,590,000	938,100

Cincinnati Bell, Inc. company guaranty 7s, 2015		1,040,000	925,600

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		860,000	782,600

Cricket Communications, Inc. 144A company guaranty sr. notes
10s, 2015		870,000	804,750

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		1,063,000	1,023,138

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		470,000	345,450

Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s, 2012 (Jamaica)		420,000	369,600

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		1,503,000	1,487,970

iPCS, Inc. company guaranty sr. sec. notes FRN 5.318s, 2013		280,000	198,800

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		180,000	166,725

PAETEC Holding Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2015		295,000	191,750

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		699,000	597,645

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	131,950

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		2,424,000	2,411,880

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	280,770

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value

Communication services cont.
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	$750,000	$748,125

West Corp. company guaranty 9 1/2s, 2014	255,000	173,400

		12,386,676
Consumer cyclicals (4.1%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,055,000	580,250

AMC Entertainment, Inc. company guaranty 11s, 2016	485,000	414,675

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	399,000	299,250

Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	560,000	176,400

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	310,000	46,500

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	265,000	176,225

CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	663,075	152,507

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	515,000	321,231

Cinemark, Inc. sr. unsec. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	55,000	49,156

Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010	1,234,000	678,700

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	115,000	15,525

D.R. Horton, Inc. company guaranty 8s, 2009	407,000	407,000

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	1,495,000	1,349,238

DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	2,062,000	1,938,280

DirecTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016	262,000	257,415

Echostar DBS Corp. company guaranty 6 5/8s, 2014	3,123,000	2,841,930

FelCor Lodging LP company guaranty 8 1/2s, 2011 R	1,012,000	774,180

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	1,389,000	1,062,585

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	680,000	561,000

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	382,000	342,389

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	100,000	85,626

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
5.698s, 2014	115,000	83,950

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	1,460,000	1,299,400

Jostens IH Corp. company guaranty 7 5/8s, 2012	1,164,000	1,047,600

K. Hovnanian Enterprises, Inc. company guaranty sr. sec. notes
11 1/2s, 2013	191,000	157,098

Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	14,000	10,500

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	560,000	431,200

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	1,275,000	1,050,281

Liberty Media, LLC sr. notes 5.7s, 2013	266,000	197,911

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	329,000	321,872

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	760,000	262,200

Meritage Homes Corp. company guaranty 6 1/4s, 2015	282,000	172,725

Meritage Homes Corp. sr. notes 7s, 2014	90,000	58,500

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	885,000	712,425

MGM Mirage, Inc. company guaranty 6s, 2009	1,929,000	1,847,018

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	365,000	323,025

Nielsen Finance LLC/Nielsen Finance Co. company guaranty sr.
unsec. sub. disc. stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	700,000	283,500

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount		Value

Communication services cont.
NTK Holdings, Inc. sr. unsec. disc. notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††		$207,000	$23,805

Oxford Industries, Inc. sr. notes 8 7/8s, 2011		880,000	660,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2015		625,000	453,125

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		665,000	608,475

Pulte Homes, Inc. company guaranty 7 7/8s, 2011		1,422,000	1,329,570

Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s, 2016 (Canada)		140,000	109,900

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014 R		622,000	139,950

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	60,900

Station Casinos, Inc. sr. notes 6s, 2012		614,000	116,660

Tenneco, Inc. sr. unsec. notes company guaranty 8 1/8s, 2015		730,000	251,850

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec. notes 10s, 2013		255,000	147,900

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes 8 1/2s, 2014		510,000	104,550

Toll Brothers, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2011		1,380,000	1,345,500

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †		524,000	77,290

Vertis, Inc. company guaranty sr. notes zero %, 2014 ‡‡		429,774	4,298

Young Broadcasting, Inc. company guaranty 10s, 2011 (In default) †		469,000	1,173

Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014 (In default) †		160,000	200

			26,224,413
Consumer staples (0.5%)
Archibald Candy Corp. company guaranty 10s, 2009 (In default) F †		173,688	2,682

Dean Foods Co. company guaranty 7s, 2016		2,000	1,850

Del Monte Corp. sr. sub. notes 8 5/8s, 2012		1,085,000	1,101,275

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		629,000	584,970

Rite Aid Corp. company guaranty 9 1/2s, 2017		542,000	154,470

Rite Aid Corp. sec. notes 7 1/2s, 2017		620,000	362,700

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011		580,000	592,058

United Rentals NA, Inc. company guaranty 6 1/2s, 2012		472,000	387,040

			3,187,045
Energy (3.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		2,598,000	2,461,605

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		630,000	138,600

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		1,991,000	1,821,765

Complete Production Services, Inc. company guaranty 8s, 2016		1,020,000	714,000

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		995,000	800,975

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		410,000	153,750

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		625,000	518,750

Dong Energy A/S jr. unsec. sub. notes FRN 5 1/2s, 2035 (Denmark)	EUR	364,000	381,618

Forest Oil Corp. sr. notes 8s, 2011		$1,465,000	1,410,063

Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s,
2037 (Luxembourg)		575,000	356,500

Gaz Capital SA sr. unsec. notes 7.288s, 2037 (Luxembourg)		780,000	483,600

Gaz Capital SA 144A company guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)		316,000	229,460

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount		Value

Energy cont.
Gaz Capital SA 144A company guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)		$306,000	$255,238

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Luxembourg)		485,000	295,850

Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)		1,140,000	855,000

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		755,000	430,350

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		1,013,000	721,763

Key Energy Services, Inc. company guaranty sr. unsec. unsub. notes
8 3/8s, 2014		355,000	255,600

Lukoil International Finance 144A company guaranty 6.656s,
2022 (Netherlands)		1,080,000	756,000

Lukoil International Finance 144A company guaranty 6.356s,
2017 (Netherlands)		550,000	412,500

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014		698,000	624,710

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		575,000	454,250

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		525,644	536,694

Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014		695,000	611,428

Peabody Energy Corp. company guaranty 7 3/8s, 2016		1,470,000	1,433,250

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		332,000	305,440

PetroHawk Energy Corp. 144A sr. unsec. unsub. notes 7 7/8s, 2015		275,000	230,313

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 6s,
2022 (Trinidad)		1,162,000	926,393

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018		485,000	303,125

Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)		700,000	521,500

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015		140,000	126,875

Plains Exploration & Production Co. company guaranty 7s, 2017		150,000	125,438

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		994,000	954,240

SandRidge Energy, Inc. sr. notes 8s, 2018		685,000	541,150

Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012		290,000	287,100

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019		736,000	701,040

			22,135,933
Financials (4.1%)
Banco Do Brasil 144A sr. unsec. 4.213s, 2017 (Cayman Islands)	BRL	1,055,000	390,825

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012		$20,000	20,968

Bosphorus Financial Services, Ltd. 144A sec. sr. notes FRN 3.949s,
2012 (Cayman Islands)		2,297,750	1,962,426

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7 3/4s, 2010		114,000	103,159

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012		117,000	85,371

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012		818,000	584,927

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		104,000	81,878

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012		851,000	621,196

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes FRN
4.403s, 2014		85,000	48,025

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount		Value

Financials cont.
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		$355,000	$272,621

HSBC Capital Funding LP/ Jersey Channel Islands company guaranty
sub. FRB 5.13s, 2049 (Jersey)	EUR	486,000	307,508

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		$185,000	99,900

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		135,000	91,125

JPMorgan Chase & Co. 144A sr. unsec. FRN 6.46s, 2017		600,000	413,700

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 0.257s, 2011	RUB	46,000,000	1,043,004

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.165s, 2012	INR	37,500,000	679,098

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016		$1,760,000	1,672,000

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		205,000	166,050

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		495,000	363,825

Liberty Mutual Insurance 144A notes 7.697s, 2097		1,330,000	826,543

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 1.359s, 2011		715,000	640,610

Morgan Stanley sr. unsec. bonds 4.359s, 2017	BRL	3,655,000	1,054,857

RSHB Capital SA for OJSC Russian Agricultural Bank notes 6.299s,
2017 (Luxembourg)		$1,330,000	831,250

RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Luxembourg)		500,000	298,970

Russian Agricultural Bank 144A notes 7 3/4s, 2018 (Luxembourg)		775,000	519,250

Russian Agricultural Bank 144A notes 7 1/8s, 2014 (Luxembourg)		775,000	589,000

UBS Luxembourg SA for Sberbank sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015 (Luxembourg) ††		2,730,000	1,691,699

USI Holdings Corp. 144A sr. unsec. notes FRN 6.024s, 2014		120,000	57,000

VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)		1,724,000	999,920

VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)		1,065,000	617,700

VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)		1,660,000	1,469,100

VTB Capital SA 144A notes 6 7/8s, 2018 (Luxembourg)		1,010,000	717,100

VTB Capital SA 144A sec. notes 6.609s, 2012 (Luxembourg)		5,785,000	3,977,824

VTB Capital SA (Vneshtorgbank) loan participation stepped-coupon
notes 6.315s (7.815s, 2/4/10), 2015 (Luxembourg) ††		3,845,000	2,309,422

			25,607,851
Government (0.7%)
Export-Import Bank of Korea sr. notes 8 1/8s, 2014 (South Korea)		295,000	288,587

Korea Development Bank sr. notes 8s, 2014 (South Korea)		466,000	462,943

Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)		294,750	296,448

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035		340,000	269,826

Pemex Project Funding Master Trust company guaranty unsec. unsub.
notes 6 5/8s, 2038		325,000	248,625

Pemex Project Funding Master Trust company guaranty unsec. unsub.
notes 5 3/4s, 2018		425,000	361,250

Petroleos Mexicanos 144A notes 8s, 2019 (Mexico)		2,290,000	2,286,565

			4,214,244
Health care (1.9%)
Community Health Systems, Inc. company guaranty 8 7/8s, 2015		1,310,000	1,260,875

DaVita, Inc. company guaranty 6 5/8s, 2013		291,000	281,543

Elan Finance PLC/Elan Finance Corp. company guaranty 7 3/4s,
2011 (Ireland)		395,000	314,025

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. sec. notes 9 1/4s, 2016	$1,275,000	$1,217,625

HCA, Inc. sr. sec. notes 9 1/8s, 2014	563,000	540,480

Omnicare, Inc. company guaranty 6 3/4s, 2013	385,000	355,163

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,065,000	963,825

Select Medical Corp. company guaranty 7 5/8s, 2015	1,217,000	766,710

Service Corporation International debs. 7 7/8s, 2013	112,000	106,400

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,412,000	1,136,660

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	600,000	342,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	300,000	195,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	750,000	607,500

Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011	1,324,000	1,178,360

US Oncology, Inc. company guaranty 9s, 2012	965,000	897,450

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	973,000	865,970

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	590,000	587,050

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	337,000	288,135

		11,904,771
Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	649,000	214,170

Ceridian Corp. sr. unsec. notes 11 1/2s, 2015	541,000	292,140

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	305,000	176,900

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014	1,082,000	238,040

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 1/8s, 2016	124,000	21,700

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	753,000	99,773

Iron Mountain, Inc. company guaranty 8 5/8s, 2013	435,000	434,456

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	1,035,000	962,550

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	25,000	750

Nortel Networks, Ltd. 144A sr. unsecd. notes company guaranty
10 3/4s, 2016 (Canada) (In default) †	184,000	29,900

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	262,000	112,660

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	660,000	551,100

Travelport LLC company guaranty 9 7/8s, 2014	325,000	128,375

		3,262,514
Utilities and power (1.9%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	255,000	239,700

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	456,000	458,280

CMS Energy Corp. sr. notes 7 3/4s, 2010	350,000	348,870

Colorado Interstate Gas Co. debs. 6.85s, 2037	615,000	494,312

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	289,000	277,440

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	338,000	324,480

Edison Mission Energy sr. unsec. notes 7.2s, 2019	545,000	494,588

Edison Mission Energy sr. unsec. notes 7s, 2017	380,000	353,400

El Paso Natural Gas Co. debs. 8 5/8s, 2022	370,000	358,900

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,010,000	808,000

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	220,000	203,500

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	3,137,000	2,917,410

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount		Value

Utilities and power cont.
NRG Energy, Inc. sr. notes 7 3/8s, 2016		$465,000	$442,913

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010		1,115,000	1,137,300

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015		495,000	445,500

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7.2s, 2011		350,000	338,049

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
7s, 2012		550,000	529,759

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		63,000	55,119

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017		291,000	279,360

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		145,000	122,525

Transcontinental Gas Pipeline Corp. sr. unsec. debs. 7 1/4s, 2026		875,000	782,842

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		36,000	36,030

Vattenfall Treasury AB company guaranty unsec. unsub. FRB 5 1/4s,
2049 (Sweden)	EUR	364,000	394,678

Williams Partners LP/ Williams Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017		$280,000	249,200

			12,092,155
Total corporate bonds and notes (cost $177,148,255)			$137,555,633

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (14.3%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, TBA, February 1, 2039		$4,000,000	$4,146,875

			4,146,875
U.S. Government Agency Mortgage Obligations (13.6%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016		30,306	31,523
6 1/2s, TBA, March 1, 2039		2,000,000	2,075,312
6 1/2s, TBA, February 1, 2039		2,000,000	2,083,125
6s, TBA, February 1, 2024		5,000,000	5,201,563
5 1/2s, TBA, February 1, 2024		2,000,000	2,061,250
5s, TBA, March 1, 2039		2,000,000	2,026,328
5s, TBA, February 1, 2039		4,000,000	4,065,000
4 1/2s, TBA, March 1, 2039		19,000,000	19,054,180
4 1/2s, TBA, February 1, 2039		49,000,000	49,306,250

			85,904,531
Total U.S. government and agency mortgage obligations (cost $90,556,208)			$90,051,406

FOREIGN GOVERNMENT BONDS AND NOTES (12.3%)*	Principal amount		Value

Argentina (Republic of) bonds zero %, 2013		$821,000	$318,548

Argentina (Republic of) bonds Ser. $V, 10 1/2s, 2012	ARS	4,110,000	503,475

Argentina (Republic of) bonds FRB zero %, 2013		$3,113,000	1,086,518

Argentina (Republic of) notes Ser. $dis, 8.28s, 2033		2,623,802	892,093

Argentina (Republic of) sr. unsec. unsub. bonds FRB 1.798s, 2012		19,839,000	5,762,403

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. notes 6.369s, 2018		175,000	159,250

Brazil (Federal Republic of) bonds 6s, 2017		1,880,000	1,885,734

FOREIGN GOVERNMENT BONDS AND NOTES (12.3%)*. cont. .	Principal amount		Value

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	$1,371,273

Colombia (Republic of) notes 10s, 2012		$3,565,000	3,995,866

Colombia (Republic of) sr. notes 7 3/8s, 2019		650,000	643,500

Colombia (Republic of) unsec. unsub. bonds 7 3/8s, 2037		1,000,000	927,490

Ecuador (Republic of) bonds Ser. REGS, 12s, 2012 (In default) †		2,846,616	820,110

Ecuador (Republic of) 144A unsec. bonds 12s, 2012 (In default) †		1,931,880	556,575

Ecuador (Republic of) regs notes 9 3/8s, 2015 (In default) †		245,000	96,611

Indonesia (Republic of) 144A bonds 6 5/8s, 2037		1,555,000	969,138

Indonesia (Republic of) 144A sr. unsec. bonds 6 3/4s, 2014		460,000	410,559

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		920,000	634,800

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	3,908,633

Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	750,182,400	7,372,145

Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY	2,295,081,600	22,394,162

Peru (Republic of) bonds 8 3/4s, 2033		$935,000	1,053,754

Russia (Federation of) unsub. 5s, 2030		65,660	55,626

Russia (Federation of) 144A unsub. unsec. bonds 5s, 2030		5,500,446	4,659,868

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	8,649,947

Turkey (Republic of) notes 7 1/2s, 2017		$3,500,000	3,333,015

Ukraine (Government of) 144A bonds 6 3/4s, 2017		835,000	351,852

Ukraine (Government of) 144A sr. unsub. 6.58s, 2016		1,185,000	525,287

United Mexican States bonds Ser. MTN, 8.3s, 2031		144,000	162,088

Venezuela (Republic of) notes 10 3/4s, 2013		2,510,000	1,624,472

Venezuela (Republic of) unsec. note FRN Ser. REGS, 2.123s, 2011		2,715,000	1,751,175

Venezuela (Republic of) unsub. bonds 5 3/8s, 2010		1,011,000	787,245

Total foreign government bonds and notes (cost $88,515,019)			$77,663,212

ASSET-BACKED SECURITIES (10.6%)*	Principal amount		Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.079s, 2035		$192,409	$28,861
FRB Ser. 05-4, Class A2C, 0.599s, 2035		66,576	54,925

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.539s, 2036		217,000	107,415
FRB Ser. 06-HE3, Class A2C, 0.539s, 2036		191,000	65,948

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
2.139s, 2033		399,657	23,979

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		743,000	245,190
Ser. 04-1A, Class E, 6.42s, 2039		420,000	105,000

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.659s, 2033		47,378	948
FRB Ser. 06-W4, Class A2C, 0.549s, 2036		340,000	136,000

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.389s, 2033		392,002	180,321
FRB Ser. 05-WMC1, Class M1, 0.829s, 2035		70,000	41,300

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.579s, 2036		58,641	35,248
FRB Ser. 06-HE4, Class A5, 0.549s, 2036		220,522	119,082

Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
1.059s, 2033		474,146	118,537

ASSET-BACKED SECURITIES (10.6%)* cont.	Principal amount		Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 3.639s, 2034		$326,617	$192,192
FRB Ser. 06-PC1, Class M9, 2.139s, 2035		364,000	3,640
FRB Ser. 05-HE1, Class M3, 1.319s, 2035		435,000	21,750

Bear Stearns Asset Backed Securities, Inc. 144A FRB Ser. 06-HE2,
Class M10, 2.639s, 2036		102,683	181

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		1,429,924	620,034
Ser. 00-A, Class A2, 7.575s, 2030		2,544,750	1,087,102
Ser. 99-B, Class A4, 7.3s, 2016		1,250,986	498,418
Ser. 99-B, Class A3, 7.18s, 2015		2,138,187	867,576
FRB Ser. 00-A, Class A1, 0.493s, 2030		273,799	44,997

Capital Auto Receivables Asset Trust 144A Ser. 06-1, Class D,
7.16s, 2013		500,000	382,402

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1, Class M1,
0.809s, 2035		95,957	43,070

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		2,511,319	1,501,452
Ser. 00-4, Class A6, 8.31s, 2032		6,311,720	3,218,977
Ser. 00-5, Class A7, 8.2s, 2032		1,053,000	602,412
Ser. 00-1, Class A5, 8.06s, 2031		1,794,937	974,301
Ser. 00-4, Class A5, 7.97s, 2032		354,584	196,861
Ser. 00-5, Class A6, 7.96s, 2032		1,336,822	821,224
Ser. 02-1, Class M1F, 7.954s, 2033		183,000	91,555
Ser. 01-3, Class M2, 7.44s, 2033		97,386	4,717
Ser. 01-4, Class A4, 7.36s, 2033		370,828	267,695
Ser. 00-6, Class A5, 7.27s, 2031		139,315	93,615
Ser. 01-1, Class A5, 6.99s, 2032		7,853,769	4,888,971
Ser. 01-3, Class A4, 6.91s, 2033		5,297,388	3,593,547
Ser. 02-1, Class A, 6.681s, 2033		1,500,263	1,242,060
FRB Ser. 02-1, Class M1A, 2.498s, 2033		4,444,000	1,357,558
FRB Ser. 01-4, Class M1, 2.198s, 2033		573,000	98,449

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.909s, 2035		96,000	59,040
FRB Ser. 05-14, Class 3A2, 0.629s, 2036		49,627	41,190

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		838,000	251,400

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5, 1.059s, 2035		179,000	8,950

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 0.539s, 2036		356,000	141,758

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.719s, 2036		498,000	301,290
FRB Ser. 06-2, Class 2A3, 0.559s, 2036		589,000	312,170

Gears Auto Owner Trust 144A Ser. 05-AA, Class E1, 8.22s, 2012		1,347,000	1,216,007

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.78s 2043 (United Kingdom)	GBP	1,337,631	386,602
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	2,785,000	712,459

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,686,394	1,332,251
Ser. 94-4, Class B2, 8.6s, 2019		450,984	266,081
Ser. 93-1, Class B, 8.45s, 2018		670,365	497,509
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	566,662

ASSET-BACKED SECURITIES (10.6%)* cont.	Principal amount	Value

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	$7,625,099	$4,694,309
Ser. 96-8, Class M1, 7.85s, 2027	754,000	379,437
Ser. 96-2, Class M1, 7.6s, 2026	608,000	335,412
Ser. 95-8, Class B1, 7.3s, 2026	704,416	408,933
Ser. 95-4, Class B1, 7.3s, 2025	726,329	426,067
Ser. 96-10, Class M1, 7.24s, 2028	92,000	50,968
Ser. 97-6, Class M1, 7.21s, 2029	1,557,000	716,120
Ser. 95-F, Class B2, 7.1s, 2021	52,839	40,011
Ser. 98-2, Class A6, 6.81s, 2027	737,531	568,111
Ser. 99-3, Class A7, 6.74s, 2031	1,376,534	1,127,474
FRN 6.53s, 2030	332,906	215,205
Ser. 99-2, Class A7, 6.44s, 2030	97,353	61,909
Ser. 99-1, Class A6, 6.37s, 2025	41,000	32,545
Ser. 98-4, Class A5, 6.18s, 2030	838,352	534,507
Ser. 99-1, Class A5, 6.11s, 2023	299,756	288,998

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	3,159,656	1,977,063
Ser. 99-5, Class M1A, 8.3s, 2026	312,000	170,726
Ser. 99-5, Class A4, 7.59s, 2028	49,146	42,621

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011 F	712,336	676,694

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.539s, 2036	877,000	414,590

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.389s, 2030 (Cayman Islands)	729,000	87,480
FRB Ser. 05-1A, Class E, 2.189s, 2030 (Cayman Islands)	162,911	65,164

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.719s, 2036	248,000	121,520

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1, Class A4,
0.679s, 2035	211,000	113,676

Lehman ABS Manufactured Housing Contract Ser. 01-B, Class A4,
5.27s, 2018	2,154,259	1,505,384

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.356s, 2036 (Cayman Islands)	1,485,000	118,800
FRB Ser. 02-1A, Class FFL, 3.139s, 2037 (Cayman Islands)	2,440,000	488,000

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012 F	3,320,072	2,158,047

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 1.009s, 2035	497,000	74,550
FRB Ser. 06-4, Class 2A4, 0.649s, 2036	240,000	77,085
FRB Ser. 06-1, Class 2A3, 0.579s, 2036	252,567	116,181

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.639s, 2032	2,025,781	985,915

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2, Class A4,
0.539s, 2036	126,000	52,255

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	217,142	149,177

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.589s, 2034	149,459	11,957
FRB Ser. 05-HE2, Class M5, 1.069s, 2035	310,000	3,100
FRB Ser. 05-HE1, Class M3, 0.909s, 2034	310,000	49,600
FRB Ser. 06-NC4, Class M2, 0.689s, 2036	435,000	30,450

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
2.409s, 2039 (Cayman Islands)	500,000	400,000

ASSET-BACKED SECURITIES (10.6%)* cont.	Principal amount	Value

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	$112,840	$100,954
Ser. 04-B, Class C, 3.93s, 2012	75,956	64,556

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
2.439s, 2033	25,674	385

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.549s, 2036	298,000	175,075
FRB Ser. 06-2, Class A2C, 0.539s, 2036	298,000	134,390

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	2,014,457	661,910
Ser. 99-D, Class A1, 7.84s, 2029	1,678,015	855,788
Ser. 00-A, Class A2, 7.765s, 2017	241,347	131,460
Ser. 95-B, Class B1, 7.55s, 2021	486,133	275,562
Ser. 00-D, Class A4, 7.4s, 2030	1,945,000	778,000
Ser. 02-B, Class A4, 7.09s, 2032	699,189	469,457
Ser. 99-B, Class A4, 6.99s, 2026	1,733,973	1,108,574
Ser. 00-D, Class A3, 6.99s, 2022	489,146	442,163
Ser. 02-A, Class A4, 6.97s, 2032	114,958	66,676
Ser. 01-D, Class A4, 6.93s, 2031	1,308,229	710,732
Ser. 01-E, Class A4, 6.81s, 2031	1,825,447	1,132,193
Ser. 99-B, Class A3, 6.45s, 2017	403,326	249,123
Ser. 01-C, Class A2, 5.92s, 2017	2,022,411	712,918
Ser. 02-C, Class A1, 5.41s, 2032	2,120,204	1,123,708
Ser. 01-D, Class A2, 5.26s, 2019	261,498	127,450
Ser. 01-E, Class A2, 5.05s, 2019	1,721,695	945,472
Ser. 02-A, Class A2, 5.01s, 2020	465,144	277,521

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	411,079	270,746
FRB Ser. 01-B, Class A2, 0.708s, 2018	91,169	53,991

Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
2.889s, 2035	593,260	7,416

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.219s, 2036	202,000	12,120
FRB Ser. 04-MCW1, Class A2, 0.769s, 2034	214,657	193,478

Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1, Class M10,
2.889s, 2034 F	10,719	41

People’s Financial Realty Mortgage Securities Trust FRB Ser. 06-1,
Class 1A2, 0.519s, 2036	455,000	237,189

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.579s, 2036	236,048	170,779
FRB Ser. 07-RZ1, Class A2, 0.549s, 2037	293,000	105,586

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 1.119s, 2035	705,000	70,500
Ser. 01-KS3, Class AII, 0.849s, 2031 F	2,745,131	1,650,209

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 1.039s, 2035	310,000	9,300
FRB Ser. 07-NC2, Class A2B, 0.529s, 2037	275,000	112,750

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.599s, 2036	507,000	164,775
FRB Ser. 06-FRE1, Class A2B, 0.569s, 2036	231,000	133,980

ASSET-BACKED SECURITIES (10.6%)* cont.	Principal amount	Value

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.559s, 2036	$240,000	$99,840
FRB Ser. 06-3, Class A3, 0.549s, 2036	882,000	508,922

Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 2.889s, 2036 F	463,000	4,727

South Coast Funding 144A FRB Ser. 3A, Class A2, 3.588s, 2038
(Cayman Islands)	200,000	1,560

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.649s, 2036	240,000	20,764

Structured Asset Receivables Trust 144A FRB Ser. 05-1,
1.633s, 2015 F	3,422,431	2,315,023

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	904,000	113,000

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037	756,000	128,520

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.709s, 2037	106,000	35,588

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A, Class B3,
2.059s, 2044 (United Kingdom)	504,004	60,480

Total asset-backed securities (cost $119,257,487)		$66,866,271

SENIOR LOANS (8.9%)* [c]	Principal amount	Value

Basic materials (0.7%)
Aleris International, Inc. bank term loan FRN Ser. B, 2 3/8s, 2013	$408,222	$143,753

Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.189s, 2013	878,688	756,496

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 3.169s, 2012	526,092	452,933

Huntsman International, LLC bank term loan FRN Ser. B,
2.161s, 2012	2,730,000	1,908,442

NewPage Holding Corp. bank term loan FRN 5.313s, 2014	448,495	254,894

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	452,484	282,350

Novelis, Inc. bank term loan FRN Ser. B, 3.46s, 2014	995,466	621,171

Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
3.546s, 2012	109,414	95,191

Smurfit-Stone Container Corp. bank term loan FRN 1.313s, 2010	43,665	28,491

Smurfit-Stone Container Corp. bank term loan FRN Ser. B,
3.779s, 2011	49,200	32,103

Smurfit-Stone Container Corp. bank term loan FRN Ser. C,
3.858s, 2011	56,734	36,451

		4,612,275
Capital goods (0.8%)
Berry Plastics Holding Corp. bank term loan FRN 2.421s, 2015	294,750	213,694

Graham Packaging Co., LP bank term loan FRN 4.508s, 2011	196,500	156,709

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
3.459s, 2014	113,975	61,736

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.789s, 2014	2,149,669	1,164,405

Hexcel Corp. bank term loan FRN Ser. B, 4.481s, 2012	345,442	300,534

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 6 1/2s, 2014	1,285,000	987,844

Mueller Water Products, Inc. bank term loan FRN Ser. B,
4.473s, 2014	692,772	550,754

Polypore, Inc. bank term loan FRN Ser. B, 2.45s, 2014	605,824	402,873

Sensata Technologies BV bank term loan FRN 2.934s,
2013 (Netherlands)	584,959	297,232

SENIOR LOANS (8.9%)* [c] cont.	Principal amount	Value

Capital goods cont.
Sequa Corp. bank term loan FRN 3.688s, 2014	$783,594	$481,910

Wesco Aircraft Hardware Corp. bank term loan FRN 2.72s, 2013	221,000	175,695

		4,793,386
Communication services (1.3%)
Cablevision Systems Corp. bank term loan FRN 2.083s, 2013	276,384	248,285

Charter Communications Operating, LLC bank term loan FRN
8 1/2s, 2014	436,700	371,316

Charter Communications, Inc. bank term loan FRN 4.972s, 2014	1,685,080	1,282,959

Charter Communications, Inc. bank term loan FRN 3.959s, 2014	400,000	225,600

Cricket Communications, Inc. bank term loan FRN Ser. B,
6 1/2s, 2013	14,096	12,840

Crown Castle International Corp. bank term loan FRN 5.376s, 2014	151,458	132,677

Fairpoint Communications, Inc. bank term loan FRN 5 3/4s, 2015	920,000	565,800

Insight Midwest, LP bank term loan FRN Ser. B, 2.45s, 2014	243,776	210,988

Intelsat Corp. bank term loan FRN Ser. B2, 3.925s, 2011	417,839	357,850

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.925s, 2013	417,966	357,958

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.925s, 2013	417,839	357,850

Intelsat, Ltd. bank term loan FRN 4.435s, 2014 (Bermuda)	885,000	644,575

Intelsat, Ltd. bank term loan FRN Ser. B, 3.741s, 2013 (Bermuda)	1,173,000	1,030,041

Level 3 Communications, Inc. bank term loan FRN 3.255s, 2014	408,000	294,780

Mediacom Communications Corp. bank term loan FRN Ser. C,
1.81s, 2015	814,316	662,989

Mediacom Communications Corp. bank term loan FRN Ser. D2,
2.06s, 2015	235,200	196,784

MetroPCS Wireless, Inc. bank term loan FRN 4.508s, 2013	337,497	293,271

PAETEC Holding Corp. bank term loan FRN 2.961s, 2013	143,550	89,479

PAETEC Holding Corp. bank term loan FRN Ser. B1, 2.961s, 2013	395,814	246,724

Time Warner Telecom, Inc. bank term loan FRN Ser. B,
3.043s, 2013	454,982	391,853

West Corp. bank term loan FRN 2.811s, 2013	220,594	156,622

		8,131,241
Consumer cyclicals (3.2%)
Affinion Group, Inc. bank term loan FRN Ser. B, 4.645s, 2013	1,983,844	1,420,929

Allison Transmission bank term loan FRN Ser. B, 3.169s, 2014	856,055	550,932

CCM Merger, Inc. bank term loan FRN Ser. B, 3.666s, 2012	123,313	61,657

Cenveo, Inc. bank term loan FRN Ser. C, 3.275s, 2014	466,067	278,475

Cenveo, Inc. bank term loan FRN Ser. DD, 3.275s, 2014	15,530	9,279

Cinemark USA, Inc. bank term loan FRN 2.53s, 2013	558,325	497,747

Citadel Communications bank term loan FRN Ser. B, 2.207s, 2014	835,000	346,525

Cooper-Standard Automotive, Inc. bank term loan FRN Ser. B,
4s, 2012	442,432	177,710

Cooper-Standard Automotive, Inc. bank term loan FRN Ser. C,
4s, 2012	1,105,365	443,989

Dana Corp. bank term loan FRN 7 1/4s, 2015	852,609	360,937

Dex Media West, LLC/Dex Media Finance Co. bank term loan FRN
Ser. B, 7.133s, 2014	555,000	299,700

DirecTV Holdings, LLC bank term loan FRN 5 1/4s, 2013	488,943	468,570

GateHouse Media, Inc. bank term loan FRN Ser. B, 4.2s, 2014	1,012,283	241,682

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.66s, 2014	430,000	102,663

SENIOR LOANS (8.9%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.572s, 2014	$377,717	$90,180

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.415s, 2014	200,455	72,164

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.4s, 2014 U	114,545	41,236

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
7.708s, 2011	1,996,910	1,617,497

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.14s, 2010	2,494,720	1,810,750

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
4.16s, 2015	404,940	251,247

Idearc, Inc. bank term loan FRN Ser. B, 3.417s, 2014	2,703,678	913,843

Isle of Capri Casinos, Inc. bank term loan FRN 3.209s, 2014	549,155	364,403

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 3.209s, 2014	172,700	114,599

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 3.209s, 2014	219,662	145,761

Lear Corp bank term loan FRN 3.243s, 2013	1,987,843	892,321

Michaels Stores, Inc. bank term loan FRN Ser. B, 3.334s, 2013	242,581	145,670

National Bedding Co. bank term loan FRN 3.009s, 2011	187,046	80,196

Navistar Financial Corp. bank term loan FRN 4.358s, 2012	423,467	299,250

Navistar International Corp. bank term loan FRN 3.721s, 2012	1,164,533	822,937

R.H. Donnelley, Inc. bank term loan FRN 6.777s, 2011	1,501,734	953,601

R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6 3/4s, 2011	563,193	355,281

Reader’s Digest Association, Inc. (The) bank term loan FRN Ser. B,
3.614s, 2014	810,563	310,040

Realogy Corp. bank term loan FRN 0 1/4s, 2013 R	314,955	184,544

Realogy Corp. bank term loan FRN Ser. B, 5.706s, 2013 R	1,169,833	685,450

Six Flags Theme Parks bank term loan FRN 2.922s, 2015	1,061,306	730,532

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	1,861,438	508,571

Tropicana Entertainment bank term loan FRN Ser. B, 6 1/2s, 2011	1,540,000	438,900

TRW Automotive, Inc. bank term loan FRN Ser. B, 3.302s, 2014	364,450	247,218

United Components, Inc. bank term loan FRN Ser. D, 4.39s, 2012	764,222	550,240

Universal City Development Partners bank term loan FRN Ser. B,
5.837s, 2011	1,136,666	1,034,366

Univision Communications, Inc. bank term loan FRN Ser. B,
2.711s, 2014	353,000	185,829

Visteon Corp. bank term loan FRN Ser. B, 4.426s, 2013	1,065,000	238,103

Warner Music Group bank term loan FRN Ser. B, 3.344s, 2011	452,401	373,796

Yankee Candle Co., Inc. bank term loan FRN 3.4s, 2014	242,000	130,680

		19,850,000
Consumer staples (0.7%)
Dean Foods Co. bank term loan FRN Ser. B, 2.95s, 2014	997,728	893,244

Jarden Corp. bank term loan FRN Ser. B1, 3.209s, 2012	515,604	438,263

Jarden Corp. bank term loan FRN Ser. B2, 3.209s, 2012	245,547	208,715

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
3.198s, 2014	994,900	775,745

Prestige Brands, Inc. bank term loan FRN Ser. B, 2.695s, 2011	708,807	609,574

Rental Service Corp. bank term loan FRN 4.714s, 2013	890,000	549,575

Rite-Aid Corp. bank term loan FRN Ser. B, 2.163s, 2014	188,575	116,288

Spectrum Brands, Inc. bank term loan FRN 0.298s, 2013	60,082	36,850

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 5.897s, 2013	1,041,308	638,668

		4,266,922

SENIOR LOANS (8.9%)* [c] cont.	Principal amount	Value

Energy (0.4%)
CR Gas Storage bank term loan FRN 4.847s, 2013	$99,594	$77,186

CR Gas Storage bank term loan FRN 2.079s, 2013	41,453	32,126

CR Gas Storage bank term loan FRN Ser. B, 4.847s, 2013	615,663	477,139

CR Gas Storage bank term loan FRN Ser. DD, 2.093s, 2013	67,464	52,285

Enterprise GP Holdings, LP bank term loan FRN 3.245s, 2014	62,370	55,821

EPCO Holding, Inc. bank term loan FRN Ser. A, 1.353s, 2012	440,000	360,800

Hercules Offshore, Inc. bank term loan FRN Ser. B, 3.21s, 2013	526,030	357,700

MEG Energy Corp. bank term loan FRN 3.46s, 2013 (Canada)	218,813	117,065

MEG Energy Corp. bank term loan FRN Ser. DD, 3.46s,
2013 (Canada)	223,031	119,322

Petroleum Geo-Services ASA bank term loan FRN 3.21s,
2015 (Norway)	281,233	201,082

Quicksilver Resources, Inc. bank term loan FRN 7 3/4s, 2013	584,469	427,637

Targa Resources, Inc. bank term loan FRN 5.93s, 2012	411,002	284,961

Targa Resources, Inc. bank term loan FRN 1.334s, 2012	236,129	163,716

		2,726,840
Financials (—%)
General Growth Properties, Inc. bank term loan FRN Ser. A,
1.56s, 2010 R	200,000	52,000

Hub International, Ltd. bank term loan FRN Ser. B, 3.959s, 2014	277,635	202,674

Hub International, Ltd. bank term loan FRN Ser. DD, 3.959s, 2014	62,403	45,554

		300,228
Health care (0.8%)
Community Health Systems, Inc. bank term loan FRN Ser. B,
4.445s, 2014	1,061,880	897,687

Community Health Systems, Inc. bank term loan FRN Ser. DD,
2.948s, 2014	54,797	46,324

Health Management Associates, Inc. bank term loan FRN
3.209s, 2014	2,663,447	1,885,340

Healthsouth Corp. bank term loan FRN Ser. B, 4.493s, 2013	680,398	593,080

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	61,059	52,052

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
6.434s, 2014	765,563	321,537

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 2.461s, 2014	658,391	561,279

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. DD, 2.461s, 2014	227,825	194,221

LifePoint, Inc. bank term loan FRN Ser. B, 3.821s, 2012	142,618	126,692

Sun Healthcare Group, Inc. bank term loan FRN 3.662s, 2014	68,023	55,439

Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
3.597s, 2014	246,210	200,661

		4,934,312
Technology (0.4%)
Activant Solutions Holdings, Inc. bank term loan FRN Ser. B,
3.438s, 2013	335,343	159,288

Compucom Systems, Inc. bank term loan FRN 3.97s, 2014	258,446	180,912

First Data Corp. bank term loan FRN Ser. B1, 3.144s, 2014	762,862	481,175

First Data Corp. bank term loan FRN Ser. B3, 3.144s, 2014	577,782	364,003

Flextronics International, Ltd. bank term loan FRN Ser. B, 3.681s,
2014 (Singapore)	1,181,297	759,967

SENIOR LOANS (8.9%)* [c] cont.	Principal amount	Value

Technology cont.
Flextronics International, Ltd. bank term loan FRN Ser. B, 3.344s,
2014 (Singapore)	$339,453	$218,381

Travelport bank term loan FRN 3.959s, 2013	12,491	7,057

Travelport bank term loan FRN Ser. B, 3.074s, 2013	225,244	127,263

Travelport bank term loan FRN Ser. DD, 3.709s, 2013	92,926	51,574

		2,349,620
Transportation (0.2%)
Ceva Group PLC bank term loan FRN Ser. B, 6.18s, 2015
(Netherlands) F	3,480,000	1,262,753

Delta Airlines, Inc. bank term loan FRN 2.57s, 2012	6,750	4,953

		1,267,706
Utilities and power (0.4%)
Dynegy Holdings, Inc. bank term loan FRN 1.97s, 2013	381,000	319,881

Energy Future Holdings Corp. bank term loan FRN Ser. B2,
4.752s, 2014	529,022	367,935

Energy Future Holdings Corp. bank term loan FRN Ser. B3,
3.907s, 2014	384,313	267,001

NRG Energy, Inc. bank term loan FRN 2.675s, 2014	684,702	631,016

NRG Energy, Inc. bank term loan FRN 1.359s, 2014	337,665	311,189

Reliant Energy, Inc. bank term loan FRN 0.428s, 2014	890,000	690,491

		2,587,513
Total senior loans (cost $84,898,941)		$55,820,043

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.9%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$40,437,000	$7,249,950

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	40,437,000	128,060

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	40,437,000	7,249,950

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	40,437,000	158,109

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	62,480,000	9,298,274

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	62,480,000	521,083

Total purchased options outstanding (cost $11,654,428)			$24,605,426

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes
1s, 2012	$1,165,000	$758,706

Total convertible bonds and notes (cost $935,695)		$758,706

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.	440	$109,808

Total preferred stocks (cost $146,180)		$109,808

COMMON STOCKS (—%)*	Shares	Value

AboveNet, Inc. †	597	$19,701

Bohai Bay Litigation, LLC (Units) F	1,327	61,737

Vertis Holdings, Inc. † F	22,380	22

Total common stocks (cost $24,733)		$81,460

WARRANTS (—%)* †	Expiration		Strike
	date		price	Warrants	Value

AboveNet, Inc.	9/08/10		$24.00	230	$2,300

Dayton Superior Corp. 144A F	6/15/09		0.01	1,980	1,779

New ASAT Finance, Ltd. (Cayman Islands) F	2/01/11		0.01	6,500	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR	0.001	960	11,106

Vertis Holdings, Inc. F	10/18/15		$0.01	1,483	—

Total warrants (cost $73,048)					$15,185

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	4,733	$8,874

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	1,477	1,059

Total convertible preferred stocks (cost $1,609,395)		$9,933

SHORT-TERM INVESTMENTS (32.8%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	148,728,186	$148,728,186

Interest in $300,000,000 joint-triparty repurchase agreement dated January 30, 2009 with Deutsche Bank Securities, Inc. due
February 2, 2009 — maturity value of $45,501,100 for an
effective yield of 0.29% (collateralized by various mortgage backed securities with coupon rates of 5.0% to 6.5% and due
dates ranging from April 1, 2035 to June 1, 2038 valued
at $306,000,000)	$45,500,000	45,500,000

U.S. Treasury Bills, for effective yields ranging from 0.45%
to 0.48%, November 19, 2009 #	2,845,000	2,830,627

U.S. Treasury Cash Management Bills, for an effective yield
of 0.88%, May 15, 2009 #	9,000,000	8,977,356

Total short-term investments (cost $206,041,149)		$206,036,169

TOTAL INVESTMENTS

Total investments (cost $1,051,313,731)		$891,565,842

Key to holding’s currency abbreviations
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	PLN	Polish Zloty
CAD	Canadian Dollar	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD/$	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

* Percentages indicated are based on net assets of $629,014,865.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2009.

## Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at January 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. (Note 1).

R Real Estate Investment Trust.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At January 31, 2009, liquid assets totaling $122,253,805 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The dates shown on debt obligations are the original maturity dates.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2009.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at January 31, 2009 (as a percentage of Portfolio Value):

United States	86.3%	Sweden	1.0%

Japan	3.8	Canada	0.8

Luxembourg	1.8	Colombia	0.6

Argentina	1.0	Other	4.7

		Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/09 (aggregate face value $100,749,931) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$9,645,583	$10,781,555	2/18/09	$(1,135,972)

British Pound	15,308,759	15,875,136	2/18/09	(566,377)

Canadian Dollar	1,624,319	1,682,206	2/18/09	(57,887)

Danish Krone	458,562	489,504	2/18/09	(30,942)

Euro	18,860,052	19,711,778	2/18/09	(851,726)

Hungarian Forint	1,845,478	2,098,843	2/18/09	(253,365)

Japanese Yen	14,732,460	14,013,095	2/18/09	719,365

Malaysian Ringgit	3,370,646	3,423,652	2/18/09	(53,006)

Mexican Peso	17,030	17,776	2/18/09	(746)

New Zealand Dollar	8,302	9,805	2/18/09	(1,503)

Norwegian Krone	4,887,299	4,861,120	2/18/09	26,179

Polish Zloty	6,007,983	6,967,420	2/18/09	(959,437)

South African Rand	1,955,049	2,132,655	2/18/09	(177,606)

Swedish Krona	11,016,236	11,566,717	2/18/09	(550,481)

Swiss Franc	6,779,455	7,118,669	2/18/09	(339,214)

Total				$(4,232,718)

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/09 (aggregate face value $92,197,435) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$5,593,000	$6,087,180	2/18/09	$494,180

Brazilian Real	2,267,196	2,300,762	2/18/09	33,566

British Pound	2,683,692	2,649,323	2/18/09	(34,369)

Canadian Dollar	10,593,605	11,013,969	2/18/09	420,364

Euro	29,936,540	31,769,328	2/18/09	1,832,788

Hungarian Forint	1,821,033	2,056,785	2/18/09	235,752

Japanese Yen	51,331	51,597	2/18/09	266

Norwegian Krone	12,821,097	12,699,652	2/18/09	(121,445)

Polish Zloty	4,803,501	5,557,816	2/18/09	754,315

South African Rand	1,926,428	2,102,330	2/18/09	175,902

Swedish Krona	9,359,570	9,813,924	2/18/09	454,354

Swiss Franc	5,743,112	6,094,769	2/18/09	351,657

Total				$4,597,330

FUTURES CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	2	$914,358	Mar-09	$2,187

Canadian Government Bond 10 yr (Short)	10	1,009,195	Mar-09	(17,779)

Euro-Bund 10 yr (Short)	222	34,748,210	Mar-09	(39,120)

Euro-Dollar 90 day (Short)	246	60,722,025	Jun-09	(963,457)

Euro-Dollar 90 day (Short)	495	122,060,813	Sep-09	(2,057,297)

Euro-Dollar 90 day (Short)	1,215	299,041,875	Dec-09	(5,060,855)

Euro-Dollar 90 day (Short)	41	10,074,213	Mar-10	(201,337)

FUTURES CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Euro-Schatz 2 yr (Short)	21	$2,895,627	Mar-09	$(7,395)

Japanese Government Bond 10 yr (Short)	3	4,638,580	Mar-09	14,677

U.K. Gilt 10 yr (Long)	135	22,907,292	Mar-09	12,380

U.S. Treasury Bond 20 yr (Short)	30	3,801,094	Mar-09	422,730

U.S. Treasury Note 2 yr (Short)	690	150,161,250	Mar-09	(1,055,710)

U.S. Treasury Note 5 yr (Short)	492	58,140,563	Mar-09	(154,322)

U.S. Treasury Note 10 yr (Short)	2,078	254,912,156	Mar-09	(1,190,574)

Total				$(10,295,872)

WRITTEN OPTIONS OUTSTANDING at 1/31/09 (premiums received $15,768,650) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank
for the obligation to pay a fixed rate of 4.4% versus the
three month USD-LIBOR-BBA maturing November 9, 2019.	$130,118,000	Nov-09/4.40	$13,896,603

Option on an interest rate swap with JPMorgan Chase Bank
for the obligation to receive a fixed rate of 4.4% versus the
three month USD-LIBOR-BB maturing November 9, 2019.	130,118,000	Nov-09/4.40	1,609,560

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	19,551,000	May-12/5.51	3,102,157

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
on September 12, 2018.	38,999,000	Sep-13/4.82	2,628,533

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
on September 12, 2018.	38,999,000	Sep-13/4.82	847,448

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	19,551,000	May-12/5.51	418,346

Total			$22,502,647

TBA SALE COMMITMENTS OUTSTANDING at 1/31/09 (proceeds receivable $53,811,758) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, February 1, 2039	$2,000,000	2/12/09	$2,083,125

FNMA, 5s, February 1, 2039	2,000,000	2/12/09	2,032,500

FNMA, 4 1/2s, February 1, 2039	49,000,000	2/12/09	49,306,250

Total			$53,421,875

INTEREST RATE SWAP CONTRACTS OUTSTANDING. at 1/31/09 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$68,477,000	$—	5/23/10	3 month USD-
				LIBOR-BBA	3.155%	$1,638,310

	51,800,000	—	7/18/13	4.14688%	3 month USD-
					LIBOR-BBA	(3,934,535)

	27,606,000	—	8/26/18	3 month USD-
				LIBOR-BBA	4.54375%	3,945,369

	5,231,000	—	9/15/10	3.08%	3 month USD-
					LIBOR-BBA	(173,323)

	12,028,000	—	9/18/38	4.36125%	3 month USD-
					LIBOR-BBA	(2,384,106)

	7,582,000	23,667	10/1/18	3 month USD-
				LIBOR-BBA	4.30%	937,127

	30,236,000	(127,408)	10/8/38	3 month USD-
				LIBOR-BBA	4.30%	5,497,890

	2,937,000	(1,109)	10/20/18	4.60%	3 month USD-
					LIBOR-BBA	(430,277)

	32,806,000	29,822	10/20/10	3 month USD-
				LIBOR-BBA	3.00%	1,107,363

	478,010,000	(170,127)	11/26/10	3 month USD-
				LIBOR-BBA	2.35%	6,166,742

	1,108,248,000	—	12/22/10	3 month USD-
				LIBOR-BBA	1.515%	(2,532,962)

	20,688,000	—	5/8/28	4.95%	3 month USD-
					LIBOR-BBA	(4,758,716)

Barclays Bank PLC
	140,391,000	—	12/9/10	3 month USD-
				LIBOR-BBA	2.005%	844,983

	66,099,000	—	12/9/20	3 month USD-
				LIBOR-BBA	2.91875%	(1,769,634)

Citibank, N.A.
JPY	2,230,000,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(1,495,223)

	$65,000,000	—	7/21/18	4.80625%	3 month USD-
					LIBOR-BBA	(9,801,937)

MXN	74,310,000 F	—	7/18/13	1 month MXN-
				TIIE-BANXICO	9.175%	331,731

MXN	22,295,000 F	—	7/22/13	1 month MXN-
				TIIE-BANXICO	9.21%	98,793

ZAR	19,632,500 F	—	9/2/13	9.97%	3 month ZAR-
					JIBAR-SAFEX	(139,145)

AUD	8,300,000 E	—	9/11/18	6.1%	6 month AUD-
					BBR-BBSW	(216,822)

	$23,441,000	—	9/16/10	3.175%	3 month USD-
					LIBOR-BBA	(825,075)

	219,385,000	—	9/17/13	3 month USD-
				LIBOR-BBA	3.4975%	12,561,421

INTEREST RATE SWAP CONTRACTS OUTSTANDING. at 1/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$11,627,000	$—	9/18/38	4.45155%	3 month USD-
					LIBOR-BBA	$(2,506,277)

	609,004,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	18,529,774

Citibank, N.A., London
JPY	2,600,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	1,475,947

Credit Suisse International
	$16,842,500	—	9/16/10	3.143%	3 month USD-
					LIBOR-BBA	(582,211)

	6,816,000	—	9/18/38	4.41338%	3 month USD-
					LIBOR-BBA	(1,419,334)

	250,276,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	7,587,192

	32,268,000	—	9/23/10	3 month USD-
				LIBOR-BBA	3.32%	1,257,179

	7,127,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	205,182

EUR	8,690,000 E	—	11/6/18	6 month EUR-
				EURIBOR-
				Reuters	4.9425%	159,839

	$31,000,000	—	12/5/20	3 month USD-
				LIBOR-BBA	3.01%	(536,121)

	20,000,000	—	12/11/18	2.9275%	3 month USD-
					LIBOR-BBA	206,389

	55,355,000	—	6/30/38	2.71%	3 month USD-
					LIBOR-BBA	6,884,036

	30,199,000	—	1/16/19	3 month USD-
				LIBOR-BBA	2.32%	(1,905,389)

EUR	56,330,000	—	7/4/15	3.93163%	6 month EUR-
					EURIBOR-
					Telerate	(4,158,449)

Deutsche Bank AG
	$20,615,000	—	9/23/38	4.75%	3 month USD-
					LIBOR-BBA	(5,634,389)

	62,440,000	—	9/24/10	3 month USD-
				LIBOR-BBA	3.395%	2,528,718

	21,264,000	—	10/17/18	4.585%	3 month USD-
					LIBOR-BBA	(3,085,719)

	256,335,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	6,396,354

	211,832,000	—	11/25/13	3 month USD-
				LIBOR-BBA	2.95409%	4,997,234

ZAR	23,880,000	—	7/6/11	3 month ZAR-
				JIBAR-SAFEX	9.16%	54,112

	$161,866,000	—	11/28/13	3 month USD-
				LIBOR-BBA	2.8725%	3,167,476

	156,783,000	—	12/5/13	2.590625%	3 month USD-
					LIBOR-BBA	(892,629)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$52,647,000	$—	12/9/13	3 month USD-
				LIBOR-BBA	2.5225%	$119,254

	95,226,000	—	12/11/18	2.94%	3 month USD-
					LIBOR-BBA	878,182

	171,719,000	—	12/15/18	3 month USD-
				LIBOR-BBA	2.80776%	(3,558,700)

	41,100,000	—	12/16/28	3 month USD-
				LIBOR-BBA	2.845%	(3,265,479)

	724,817,000	—	12/19/10	3 month USD-
				LIBOR-BBA	1.53429%	(1,426,477)

	10,000,000	—	12/22/13	2.008%	3 month USD-
					LIBOR-BBA	212,215

	45,816,000	—	12/24/13	2.165%	3 month USD-
					LIBOR-BBA	627,830

	100,441,000	—	12/30/13	2.15633%	3 month USD-
					LIBOR-BBA	1,446,187

	49,500,000	—	1/8/29	3 month USD-
				LIBOR-BBA	3.19625%	(1,360,695)

	43,590,000	—	1/8/19	3 month USD-
				LIBOR-BBA	2.735%	(1,183,184)

	158,400,000	—	1/8/14	2.375%	3 month USD-
					LIBOR-BBA	705,430

	7,899,000	—	1/13/19	3 month USD-
				LIBOR-BBA	2.52438%	(359,585)

	EUR 14,850,000	—	1/19/24	6 month EUR-
				EURIBOR-
				REUTERS	3.83%	(417,196)

	$17,181,000	—	1/20/19	3 month USD-
				LIBOR-BBA	2.347%	(1,051,541)

	28,674,000	—	1/28/29	3 month USD-
				LIBOR-BBA	3.1785%	(879,049)

	61,355,000	—	2/3/19	3.01%	3 month USD-
					LIBOR-BBA	—

Goldman Sachs International
	68,752,000	—	4/3/18	3 month USD-
				LIBOR-BBA	4.19%	7,557,573

	179,539,000	—	4/8/10	3 month USD-
				LIBOR-BBA	2.64%	3,923,974

	25,306,000	—	4/23/18	4.43%	3 month USD-
					LIBOR-BBA	(3,277,368)

	36,485,000	—	5/19/18	4.525%	3 month USD-
					LIBOR-BBA	(4,720,726)

JPY	1,465,300,000	—	6/10/16	1.953%	6 month JPY-
					LIBOR-BBA	(1,012,593)

	$24,035,000	26,280	10/24/13	3 month USD-
				LIBOR-BBA	3.50%	1,399,095

	40,401,000	19,038	10/24/10	3 month USD-
				LIBOR-BBA	2.60%	1,023,905

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	22,525,000	$—	10/27/18	4.32%	6 month EUR-
					EURIBOR-
					REUTERS	$(1,222,489)

EUR	16,710,000	—	10/27/23	6 month EUR-
				EURIBOR-
				REUTERS	4.43%	851,870

	$23,708,000	146,750	11/18/18	4.10%	3 month USD-
					LIBOR-BBA	(2,081,921)

	147,295,000	(40,513)	11/18/10	3 month USD-
				LIBOR-BBA	2.35%	1,922,402

	196,306,000	715,281	11/18/13	3.45%	3 month USD-
					LIBOR-BBA	(8,579,215)

	20,020,000	—	1/23/19	2.61125%	3 month USD-
					LIBOR-BBA	764,984

EUR	17,350,000	—	1/23/19	6 month EUR-
				EURIBOR-
				REUTERS	3.535%	(374,781)

GBP	7,620,000 E	—	1/28/24	6 month GBP-
				LIBOR-BBA	4.9725%	43,056

EUR	41,570,000	—	2/3/11	6 month EUR-
				EURIBOR-
				REUTERS	2.23%	—

JPMorgan Chase Bank, N.A.
	$7,693,000	—	3/7/18	4.45%	3 month USD-
					LIBOR-BBA	(1,014,066)

	25,078,000	—	3/12/18	3 month USD-
				LIBOR-BBA	4.4525%	3,309,938

	27,784,000	—	3/11/38	5.0025%	3 month USD-
					LIBOR-BBA	(8,841,390)

	63,811,000	—	3/20/13	3 month USD-
				LIBOR-BBA	3.145%	2,670,668

	116,638,000	—	3/26/10	3 month USD-
				LIBOR-BBA	2.33375%	2,035,159

	64,949,000	—	4/8/13	3 month USD-
				LIBOR-BBA	3.58406%	3,909,446

	114,128,000	—	5/23/10	3 month USD-
				LIBOR-BBA	3.16%	2,738,419

	39,000,000	—	6/13/13	4.47%	3 month USD-
					LIBOR-BBA	(3,500,250)

	52,691,000	—	7/16/10	3 month USD-
				LIBOR-BBA	3.384%	1,531,669

	6,920,000	—	7/17/18	4.52%	3 month USD-
					LIBOR-BBA	(877,596)

	46,192,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.565%	1,456,408

MXN	74,310,000	—	7/19/13	1 month MXN-
				TIIE-BANXICO	9.235%	343,146

	$109,485,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	3,338,342

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
AUD	42,320,000 E	$—	8/6/18	6 month AUD-
				BBR-BBSW	6.865%	$1,910,427

ZAR	25,175,000	—	8/27/13	9.86%	3 month ZAR-
					JIBAR-SAFEX	(155,278)

ZAR	12,587,500	—	9/8/13	9.95%	3 month ZAR-
					JIBAR-SAFEX	(84,429)

ZAR	25,175,000	—	9/9/13	9.94%	3 month ZAR-
					JIBAR-SAFEX	(168,252)

JPY	9,080,050,000	—	9/18/15	6 month JPY-
				LIBOR-BBA	1.19%	1,093,953

JPY	20,500,000	—	9/18/38	2.17%	6 month JPY-
					LIBOR-BBA	(30,907)

	$39,050,000	—	9/23/38	4.70763%	3 month USD-
					LIBOR-BBA	(10,355,058)

EUR	34,170,000	—	10/17/13	6 month EUR-
				EURIBOR-
				REUTERS	4.51%	2,611,938

	$14,523,000	—	10/22/10	3 month USD-
				LIBOR-BBA	2.78%	413,952

	9,682,000	—	10/22/18	3 month USD-
				LIBOR-BBA	4.2825%	1,143,106

	40,171,000	—	10/23/13	3 month USD-
				LIBOR-BBA	3.535%	2,364,538

EUR	13,110,000	—	10/31/13	6 month EUR-
				EURIBOR-
				REUTERS	3.967%	598,441

EUR	55,790,000	—	11/4/18	6 month EUR-
				EURIBOR-
				REUTERS	4.318%	3,051,087

	$16,324,000	(48,018)	11/4/18	3 month USD-
				LIBOR-BBA	4.45%	1,973,099

	73,646,000	—	11/10/18	3 month USD-
				LIBOR-BBA	4.83%	11,666,483

EUR	39,220,000	—	12/11/13	6 month EUR-
				EURIBOR-
				REUTERS	3.536%	1,014,159

	$18,200,000	—	12/12/18	3 month USD-
				LIBOR-BBA	2.895%	(237,743)

EUR	35,100,000	—	12/16/10	6 month EUR-
				EURIBOR-
				REUTERS	2.994%	419,092

	$9,815,000	—	12/19/18	5%	3 month USD-
					LIBOR-BBA	(1,689,115)

PLN	21,490,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	(34,424)

JPY	11,230,000,000	—	6/6/13	1.83%	6 month JPY-
					LIBOR-BBA	(4,951,597)

INTEREST RATE SWAP CONTRACTSOUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$16,240,000		$—	1/27/24	3.1%	3 month USD-
					LIBOR-BBA	$444,131

AUD	27,720,000 E	—	1/27/12	3 month AUD-
				BBR-BBSW	4.21%	(25,182)

$8,120,000		—	2/3/24	3 month USD-
				LIBOR-BBA	3.2825%	—

Merrill Lynch Capital Services, Inc.
105,170,000		—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(10,293,089)

38,216,000		—	5/19/10	3.2925%	3 month USD-
					LIBOR-BBA	(986,092)

57,680,000		—	7/22/10	3 month USD-
				LIBOR-BBA	3.5375%	1,795,150

JPY	1,465,300,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(1,063,847)

Merrill Lynch Derivative Products AG
JPY	732,600,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(601,593)

UBS AG
$829,010,000		—	10/29/10	2.75%	3 month USD-
					LIBOR-BBA	(22,855,043)

138,860,000		—	10/29/20	3 month USD-
				LIBOR-BBA	4.18142%	15,367,241

157,416,000		5,405,859	11/10/38	4.45%	3 month USD-
					LIBOR-BBA	(27,128,563)

217,294,000		(7,223,220)	11/10/28	3 month USD-
				LIBOR-BBA	4.45%	27,432,562

484,953,000		12,319,577	11/10/18	4.45%	3 month USD-
					LIBOR-BBA	(48,303,421)

12,344,000		162,399	11/24/38	3.3%	3 month USD-
					LIBOR-BBA	325,897

4,382,000		21,390	11/24/18	3.4%	3 month USD-
					LIBOR-BBA	(120,109)

3,364,000		(1,062)	11/24/10	3 month USD-
				LIBOR-BBA	2.05%	23,961

270,591,000		—	11/24/10	3 month USD-
				LIBOR-BBA	2.05%	2,004,675

Total						$(22,228,111)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
EUR	37,928,000 F	3/26/09	(2.27%)	Eurostat Eurozone	$(354,635)
				HICP excluding
				tobacco

EUR	21,440,000	4/30/13	2.375%	French Consumer	709,731
				Price Index
				excluding tobacco

EUR	21,440,000	4/30/13	(2.41%)	Eurostat Eurozone	(766,498)
				HICP excluding
				tobacco

EUR	21,440,000 F	5/6/13	2.34%	French Consumer	671,337
				Price Index
				excluding tobacco

EUR	21,440,000	5/6/13	(2.385%)	Eurostat Eurozone	(736,332)
				HICP excluding
				tobacco

	$28,080,000 F	10/23/10	(1.38%)	USA Non Revised	(365,321)
				Consumer Price
				Index- Urban
				(CPI-U)

	13,120,000 F	1/20/19	(1.52%)	USA Non Revised	403,965
				Consumer Price
				Index- Urban
				(CPI- U)

JPMorgan Chase Bank, N.A.
	414,000,000 F	2/12/09	(0.61%) 4.50%	FNMA 4.50% 30 YR	(5,864,669)
				TBA

Total					$(6,302,422)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Clear Channel
Communications,
5 3/4%, 1/15/13	Caa1	$—	$765,000	9/20/09	635 bp	$(183,981)

Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	—	1,075,000 F	12/20/12	95 bp	(353,340)

Ford Motor Co.,
7.45%, 7/16/31	—	—	935,000	3/20/12	(525 bp)	661,523

Ford Motor Credit
Co., 7%, 10/1/13	Caa1	—	2,805,000	3/20/12	285 bp	(709,621)

Nalco Co., 7.75%,
11/15/11	B1	—	175,000	9/20/12	350 bp	(18,859)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A. cont.
Visteon Corp., 7%,
3/10/14	—	($282,891)	$1,065,000	9/20/13	(500 bp)	$655,402

Citibank, N.A.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	4,125,000	3/20/09	575 bp	(152,837)

DJ ABX HE A Index	CCC	478,185	673,500	1/25/38	369 bp	(167,961)

DJ ABX HE AAA Index	AA+	1,612,875	8,511,011	5/25/46	11 bp	(1,170,947)

DJ ABX HE AAA Index	BBB-	117,189	404,100	1/25/38	76 bp	(148,456)

DJ ABX HE AAA Index	BBB-	1,485,000	5,500,000	1/25/38	76 bp	(2,130,553)

DJ ABX HE PEN AAA
Index	AA+	1,352,749	9,549,495	5/25/46	11 bp	(1,770,745)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AA+	330,427	1,696,511	5/25/46	11 bp	(224,476)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA+	1,537,529	9,142,332	5/25/46	11 bp	(1,452,789)

Lear Corp., T/L
Bank Loan	—	—	585,000	6/20/13	(225 bp)	333,683

Lear Corp., T/L
Bank Loan	Caa1	—	585,000	6/20/13	700 bp	(272,000)

Lighthouse
International Co.,
SA, 8%, 4/30/14	B3	—	EUR 945,000	3/20/13	815 bp	(277,882)

Republic of
Argentina, 8.28%,
12/31/33	—	—	$685,000	9/20/13	(1,170 bp)	202,544

Republic of
Argentina, 8.28%,
12/31/33	—	—	688,000	9/20/13	(945 bp)	242,572

Republic of
Venezuela, 9 1/4%,
9/15/27	Baa1	—	585,000	9/20/13	940 bp	(190,751)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	105,000	3/20/09	275 bp	(2,313)

Sara Lee Corp.,
6 1/8%, 11/1/32	—	—	580,000	9/20/11	(43 bp)	2,610

Wind Acquisition
Finance SA, 9 3/4%,
12/1/15	—	—	EUR 471,000	3/20/13	(495 bp)	(1,338)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B1	—	$2,175,000	10/20/11	194 bp	(1,055,105)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	$—	$420,000	6/20/09	165 bp	$(33,413)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA+	563,990	2,819,491	5/25/46	11 bp	(352,336)

DJ CDX NA HY Series
10	B+	257,796	2,455,200	6/20/13	500 bp	(280,962)

DJ CDX NA HY Series
10	B+	1,809,225	17,028,000	6/20/13	500 bp	(1,927,324)

DJ CDX NA IG Series
11 Index	—	(193,299)	6,285,000	12/20/13	(150 bp)	(75,570)

DJ CMB NA CMBX AAA
Index	AAA	289,116	1,737,000	12/13/49	8 bp	(280,686)

DJ CMB NA CMBX AAA
Index	AAA	296,003	1,889,500	2/17/51	35 bp	(332,304)

DJ CMB NA CMBX AAA
Index	AAA	3,210,018	24,822,000	2/17/51	35 bp	(5,064,636)

DJ CMB NA CMBX AAA
Index	AAA	3,288,342	24,822,000	2/17/51	35 bp	(4,965,601)

DJ CMB NA CMBX AAA
Index	AAA	2,108,761	18,928,000	2/17/51	35 bp	(4,185,277)

DJ CMB NA CMBX AAA
Index	AAA	837,355	6,203,000	2/17/51	35 bp	(1,225,300)

DJ CMB NA CMBX AAA
Index	AAA	2,092,013	18,352,000	2/17/51	35 bp	(4,010,490)

DJ CMB NA CMBX AAA
Index	—	(221,393)	2,819,000	2/17/51	(35 bp)	715,995

DJ CMB NA CMBX AAA
Index	—	(105,162)	1,410,000	2/17/51	(35 bp)	363,699

DJ CMB NA CMBX AAA
Index	—	(1,162,853)	8,309,000	2/17/51	(35 bp)	1,600,099

Harrahs Operating
Co. Inc., 5 5/8%,
6/1/15	Caa3	—	320,000	3/20/09	600 bp	(13,077)

Liberty Mutual
Insurance, 7 7/8%,
10/15/26	—	—	215,000	12/20/13	(210 bp)	345

Deutsche Bank AG
DJ ABX HE A Index	CCC	3,630,000	5,500,000	1/25/38	369 bp	(1,646,618)

DJ ABX HE A Series
7 Version 2 Index	CCC	2,641,730	2,903,000	1/25/38	369 bp	(143,365)

DJ ABX HE AAA Index	AAA	272,034	3,480,039	7/25/45	18 bp	(580,377)

DJ ABX HE PEN AAA
Index	AA+	1,346,572	9,549,495	5/25/46	11 bp	(1,732,965)

DJ CDX NA HY Series
11 Version 1 Index	B	9,827,136	41,817,600	12/20/13	500 bp	(766,780)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
DJ iTraxx Europe
Series 8 Version 1	—	($108,873)	EUR 1,135,000	12/20/12	(375 bp)	$220,132

DJ iTraxx Europe
Series 9 Version 1	—	317,647	EUR 4,650,000	6/20/13	(650 bp)	1,127,356

Federal Republic of
Brazil, 12 1/4%,
3/6/30	Ba1	—	$1,500,000	10/20/17	105 bp	(247,150)

General Electric
Capital Corp., 6%,
6/15/12	Aaa	—	660,000	9/20/13	109 bp	(75,721)

Grohe Holding GmBh,
8 5/8%, 10/1/14	B3	—	EUR 270,000	6/20/09	400 bp	(31,732)

Grohe Holding GmBh,
8 5/8%, 10/1/14	B3	—	EUR 980,000	6/20/09	400 bp	(115,175)

India Government
Bond, 5 7/8%, 1/2/10	BBB-	—	$11,165,000	1/11/10	170 bp	192,453

iStar Financial,
Inc., 6%, 12/15/10	Ba3	51,300	760,000	3/20/09	500 bp	(18,513)

Korea Monetary STAB
Bond, 5%, 2/14/09	AA	—	2,620,000	2/23/09	105 bp	3,941

Korea Monetary STAB
Bond, 5.04%, 1/24/09	A2	—	2,150,000	2/2/09	130 bp	514

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—	2,620,000	2/19/10	115 bp	(11,758)

Korea Monetary STAB
Bond, 5.45%, 1/23/10	B2	—	1,670,000 F	2/1/10	101 bp	(11,920)

Nalco Co., 7.75%,
11/15/11	B1	—	160,000	12/20/12	363 bp	(17,529)

Republic of
Argentina, 8.28%,
12/31/33	—	—	442,500	4/20/13	(565 bp)	196,938

Republic of
Argentina, 8.28%,
12/31/33	—	—	1,375,000	8/20/12	(380 bp)	630,181

Republic of
Argentina, 8.28%,
12/31/33	—	—	1,000,000	3/20/13	(551 bp)	441,927

Republic of
Indonesia, 6.75%,
2014	BB-	—	1,125,000	9/20/16	292 bp	(182,998)

Republic of Turkey,
11 7/8%, 1/15/30	Ba3	—	1,810,000	6/20/14	195 bp	(185,198)

Republic of
Venezuela, 9 1/4%,
9/15/27	Baa1	—	1,175,000	6/20/14	220 bp	(627,056)

Republic of
Venezuela, 9 1/4%,
9/15/27	Baa1	—	585,000	9/20/13	940 bp	(190,751)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Russian Federation,
7 1/2%, 3/31/30	—	$—	$442,500	4/20/13	(112 bp)	$90,316

Russian Federation,
7.5%, 3/31/30	Baa1	—	1,500,000	8/20/17	86 bp	(462,857)

Smurfit Kappa
Funding, 10 1/8%,
10/1/12	B2	—	EUR 920,000	6/20/09	135 bp	(29,733)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 935,000	9/20/13	715 bp	(183,309)

United Mexican
States, 7.5%, 4/8/33	B1	—	$2,945,000	3/20/14	56 bp	(382,987)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR 880,000	9/20/13	477 bp	(116,225)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR 880,000	9/20/13	535 bp	(94,583)

Goldman Sachs International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	$710,000	3/20/09	515 bp	(27,360)

DJ ABX HE A Index	CCC	972,989	1,452,000	1/25/38	369 bp	(420,038)

DJ ABX HE AAA Index	AAA	249,340	3,189,717	7/25/45	18 bp	(532,045)

DJ CDX NA CMBX AAA
Index	AAA	109,727	3,000,000	3/15/49	7 bp	(681,198)

DJ CDX NA HY Series
11 Version 1 Index	—	(1,845,236)	9,523,800	12/20/13	(500 bp)	568,624

DJ CDX NA HY Series
9 Index 25-35%
tranche	BBB+	—	9,282,000 F	12/20/10	305 bp	(1,483,239)

DJ CDX NA IG Series
11 Index	—	(525,106)	25,000,000	12/20/13	(150 bp)	(56,814)

DJ CDX NA IG Series
11 Index	—	(83,089)	3,280,000	12/20/18	(140 bp)	(57,585)

DJ CDX NA IG Series
11 Index	—	(2,722,533)	53,990,000	12/20/13	(150 bp)	(1,711,210)

DJ CDX NA IG Series
11 Index	—	(2,522,213)	53,990,000	12/20/13	(150 bp)	(1,510,890)

Lighthouse
International Co,
SA, 8%, 4/30/14	B3	—	EUR 815,000	3/20/13	680 bp	(276,384)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 865,000	9/20/13	720 bp	(167,959)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Caa1	$—	$140,000	6/20/12	230 bp	$(67,654)

Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	B+	—	EUR 815,000	3/20/13	795 bp	(234,714)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA+	364,141	$1,820,411	5/25/46	11 bp	(222,908)

DJ CDX NA EM Series
10 Index	BB+/Ba2	62,677	1,085,000	12/20/13	335 bp	(97,735)

DJ CDX NA IG Series
11 Index	—	(162,523)	7,410,000	12/20/13	(150 bp)	(23,722)

DJ CMB NA CMBX AAA
Index	—	(111,756)	1,435,000	2/17/51	(35 bp)	363,710

DJ iTraxx Europe
Crossover Series 8
Version 1	—	(311,197)	EUR 2,329,000	12/20/12	(375 bp)	363,855

Domtar Corp.,
7 1/8%, 8/15/15	—	—	$280,000	12/20/11	(500 bp)	12,868

Freeport-McMoRan
Copper & Gold,
Inc., bank term loan	—	—	2,360,300	3/20/12	(85 bp)	284,421

General Growth
Properties, conv.
bond 3.98%, 4/15/27	CC-	—	3,060,000	9/20/13	775 bp	(2,237,850)

iStar Financial,
Inc., 6%, 12/15/10	Ba3	51,800	740,000	3/20/09	500 bp	(23,418)

Republic of
Argentina, 8.28%,
12/31/33	B-	—	1,385,000	6/20/14	235 bp	(777,641)

Republic of
Hungary, 4 3/4%,
2/3/15	—	—	1,155,000	4/20/13	(171.5 bp)	110,066

Republic of
Indonesia, 6.75%,
3/10/14	BB-	—	1,870,000	6/20/17	171.5 bp	(449,654)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	1,580,000 F	5/20/17	60 bp	(520,552)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	(35,426)

Russian Federation,
7.5%, 3/31/30	Baa1	—	2,250,000	8/20/12	65 bp	(480,872)

Russian Federation,
7.5%, 3/31/30	Baa1	—	1,500,000 F	8/20/17	85 bp	(476,271)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	410,000	6/20/13	595 bp	(149,090)

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA
Index	AAA	2,205,825	25,671,000	2/17/51	35 bp	(6,299,873)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	$—	$2,105,000	6/20/12	(150 bp)	$263,886

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	—	1,435,000	9/20/11	(426 bp)	17,777

Pulte Homes Inc.,
5.25%, 1/15/14	—	—	1,344,000	9/20/11	(482 bp)	(73,180)

Merrill Lynch International
Kinder Morgan,
Inc., 6 1/2%, 9/1/12	—	—	3,137,000	9/20/12	(128 bp)	159,837

Morgan Stanley Capital Services, Inc.
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	1,100,000	6/20/09	190 bp	(144,602)

Bombardier, Inc,
6 3/4%, 5/1/12	—	—	1,050,000	6/20/12	(114 bp)	142,823

Bundesrepublic of
Deutschland, 6%,
6/20/16	Aaa	—	5,697,000	6/20/18	8 bp	(243,370)

DJ ABX CMBX AAA
Index	AAA	551,349	7,746,000 F	3/15/49	7 bp	(1,484,518)

DJ ABX CMBX BBB
Index	—	92	127,231 F	10/12/52	(134 bp)	86,769

DJ CDX NA IG Series
11 Index	—	(559,426)	21,850,000	12/20/18	(140 bp)	(389,529)

DJ CMB NA CMBX AAA
Index	AAA	281,003	2,342,500 F	12/13/49	8 bp	(495,982)

DJ CMB NA CMBX AAA
Index	AAA	5,994,468	55,238,000 F	2/17/51	35 bp	(12,145,453)

Dominican Republic,
8 5/8%, 4/20/27	—	—	2,340,000	11/20/11	(170 bp)	571,271

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	—	2,360,500	3/20/12	44 bp	(309,931)

Nalco Co., 7.75%,
11/15/11	B1	—	175,000	9/20/12	330 bp	(19,928)

Nalco Co., 7.75%,
11/15/11	B1	—	200,000	3/20/13	460 bp	(16,704)

Republic of
Austria, 5 1/4%,
1/4/11	—	—	5,697,000	6/20/18	(17 bp)	548,088

Republic of
Venezuela, 9 1/4%,
9/15/27	Baa1	—	1,570,000	10/12/12	339 bp	(691,042)

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	275,000	9/20/13	(760 bp)	44,114

Total						$(64,702,232)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$148,750,187	$(10,295,872)

Level 2	732,149,592	(99,212,270)

Level 3	10,666,063	—

Total	$891,565,842	$(109,508,142)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of January 31, 2009:

	Investment in securities	Other financial instruments

Balance as of July 31, 2008	$1,138,203	$—

Accrued discounts/premiums	—	—

Realized gain/loss	(1,173,028)	—

Change in net unrealized appreciation/(depreciation)	1,344,085	—

Net purchases/sales	(263,126)	—

Net transfers in and/or out of Level 3	9,619,929	—

Balance as of January 31, 2009	$10,666,063	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,051,313,731)	$891,565,842

Cash	303,040

Foreign currency (cost $829,049) (Note 1)	829,365

Interest and other receivables	9,956,609

Receivable for securities sold	30,647,004

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	53,388,348

Unrealized appreciation on swap contracts (Note 1)	218,047,577

Receivable for variation margin (Note 1)	1,236,993

Receivable for open forward currency contracts (Note 1)	5,565,548

Receivable for closed forward currency contracts (Note 1)	2,270,027

Receivable for open swap contracts (Note 1)	32,755

Receivable for closed swap contracts (Note 1)	29,448,630

Premium paid on swap contracts (Note 1)	18,529,007

Total assets	1,261,820,745

LIABILITIES

Distributions payable to shareholders	6,041,556

Payable for securities purchased	16,683,404

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	107,947,008

Payable for compensation of Manager (Note 2)	1,088,871

Payable for investor servicing fees (Note 2)	25,034

Payable for custodian fees (Note 2)	22,935

Payable for Trustee compensation and expenses (Note 2)	155,601

Payable for administrative services (Note 2)	2,601

Payable for open forward currency contracts (Note 1)	5,200,936

Payable for closed forward currency contracts (Note 1)	4,434,907

Payable for closed swap contracts (Note 1)	33,921,152

Payable for receivable purchase agreement (Note 2)	375,514

Written options outstanding, at value (premiums received $15,768,650) (Notes 1 and 3)	22,502,647

Premium received on swap contracts (Note 1)	69,466,466

Unrealized depreciation on swap contracts (Note 1)	311,280,342

TBA sales commitments, at value (proceeds receivable $53,811,758) (Note 1)	53,421,875

Other accrued expenses	235,031

Total liabilities	632,805,880

Net assets	$629,014,865

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,215,092,040

Undistributed net investment income (Note 1)	11,555,070

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(328,658,332)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(268,973,913)

Total — Representing net assets applicable to capital shares outstanding	$629,014,865

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($629,014,865 divided by 140,988,243 shares)	$4.46

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/09 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $31,002) (including interest income of $125,077
from investments in affiliated issuers) (Note 5)	$18,189,994

Dividends	3,698

Securities lending	21,228

Total investment income	18,214,920

EXPENSES

Compensation of Manager (Note 2)	2,713,420

Investor servicing fees (Note 2)	189,005

Custodian fees (Note 2)	54,443

Trustee compensation and expenses (Note 2)	26,230

Administrative services (Note 2)	15,046

Other	327,712

Fees waived by Manager (Note 5)	(7,764)

Total expenses	3,318,092

Expense reduction (Note 2)	(29,353)

Net expenses	3,288,739

Net investment income	14,926,181

Net realized loss on investments (Notes 1 and 3)	(34,531,493)

Net increase from payments by affiliates (Note 2)	5,954

Net realized loss on swap contracts (Note 1)	(26,479,179)

Net realized loss on futures contracts (Note 1)	(47,289,372)

Net realized loss on foreign currency transactions (Note 1)	(1,236,174)

Net realized loss on written options (Notes 1 and 3)	(1,682,563)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	633,151

Net unrealized depreciation of investments futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(176,264,196)

Net loss on investments	(286,843,872)

Net decrease in net assets resulting from operations	$(271,917,691)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/09*	Year ended 7/31/08

Operations:
Net investment income	$14,926,181	$77,376,519

Net realized loss on investments
and foreign currency transactions	(111,212,827)	(15,197,779)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(175,631,045)	(89,357,053)

Net decrease in net assets resulting from operations	(271,917,691)	(27,178,313)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income	(37,277,157)	(64,434,509)

Decrease from shares repurchased (Note 4)	(41,367,654)	(70,807,252)

Total decrease in net assets	(350,562,502)	(162,420,074)

NET ASSETS

Beginning of period	979,577,367	1,141,997,441

End of period (including undistributed net investment
income of $11,555,070 and $33,906,046, respectively)	$629,014,865	$979,577,367

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	149,513,744	160,911,717

Shares repurchased (Note 4)	(8,525,501)	(11,397,973)

Shares outstanding at end of period	140,988,243	149,513,744

*unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/09	7/31/08	7/31/07	7/31/06	7/31/05	7/31/04

Net asset value,
beginning of period	$6.55	$7.10	$7.02	$7.16	$7.03	$6.75
Investment operations:

Net investment income [a]	.10 [d]	.50 [d]	.36 [d]	.34 [d]	.36 [d]	.44 [d]

Net realized and unrealized
gain (loss) on investments	(1.97)	(.69)	.03	(.16)	.28	.31

Total from investment operations	(1.87)	(.19)	.39	.18	.64	.75
Less distributions:

From net investment income	(.26)	(.42)	(.36)	(.36)	(.51)	(.47)

Total distributions	(.26)	(.42)	(.36)	(.36)	(.51)	(.47)
Increase from shares repurchased	.04	.06	.05	.04	—	—

Net asset value, end of period	$4.46	$6.55	$7.10	$7.02	$7.16	$7.03

Market price, end of period	$4.32	$5.97	$6.21	$6.02	$6.31	$6.29

Total return at market price (%) [b]	(23.41)*	2.84	9.06	1.14	8.35	7.18

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$629,015	$979,577	$1,141,997	$1,310,078	$1,396,980	$992,676

Ratio of expenses to
average net assets (%) [c]	.44 *[d]	.83 [d]	.82 [d]	.81 [d]	.84 [d]	.83 [d]

Ratio of net investment income
to average net assets (%)	1.96 *[d]	7.20 [d]	5.02 [d]	4.86 [d]	4.99 [d]	6.19 [d]

Portfolio turnover (%)	128.20 *[e]	134.37 [e]	83.71 [e]	104.97 [e]	139.74 [e]	78.43

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2009, July 31, 2008, July 31, 2007, July 31, 2006, July 31, 2005, and July 31, 2004, reflect a reduction of less than 0.01%, less than 0.01%, 0.01%, 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

e Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsettingTBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under“Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold.The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2009, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2008, the fund had a capital loss carryover of $208,119,562 available to the extent allowed by the Code to offset future net capital gain, if any.The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$59,441,379	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009 $14,566,761 of losses recognized during the period November 1, 2007 to July 31, 2008.

The aggregate identified cost on a tax basis is $1,055,916,263, resulting in gross unrealized appreciation and depreciation of $46,048,292 and $210,398,713, respectively, or net unrealized depreciation of $164,350,421.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund.The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,954 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,457,093 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for closed swap contracts. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended January 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended January 31, 2009, the fund’s expenses were reduced by $29,353 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $532, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,030,451,447 and $1,231,212,920, respectively. Purchases and sales of U.S. government securities aggregated $— and $21,796,264, respectively.

Written option transactions during the period ended January 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$148,364,000	$5,687,548

Options opened	564,142,000	21,526,380
Options exercised	—	—
Options expired	(19,630,000)	(586,447)
Options closed	(315,540,000)	(10,858,831)

Written options
outstanding at
end of period	$377,336,000	$15,768,650

Note 4: Shares repurchased

In September 2008, theTrustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended January 31, 2009, the fund repurchased 8,525,501 common shares for an aggregate purchase price of $41,367,654, which reflects a weighted-average discount from net asset value per share of 11.7% .

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2009, management fees paid were reduced by $7,764 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $125,077 for the period ended January 31, 2009. During the period ended January 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $73,177,560 and $99,617,992, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of January 31, 2009, the fund had unfunded loan commitments of $76,364, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Golden Nugget, Inc	$76,364

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting

The annual meeting of shareholders of the fund was held on January 29, 2009.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	108,139,418	16,096,442

Charles B. Curtis	108,086,588	16,149,272

Robert J. Darretta	108,116,246	16,119,614

Myra R. Drucker	108,151,290	16,084,570

Charles E. Haldeman, Jr.	108,045,099	16,190,761

John A. Hill	108,148,208	16,087,652

Paul L. Joskow	108,112,396	16,123,464

Elizabeth T. Kennan	107,988,630	16,247,230

Kenneth R. Leibler	108,105,764	16,130,096

Robert E. Patterson	108,138,266	16,097,594

George Putnam, III	108,095,285	16,140,575

Robert L. Reynolds	108,148,011	16,087,849

Richard B. Worley	108,084,946	16,150,914

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Robert L. Reynolds	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive Officer,
Boston, MA 02109	Associate Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Senior Vice President	Judith Cohen
	and Treasurer	Vice President, Clerk and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Trustees	Principal Financial Officer	Vice President, Senior Associate
John A. Hill, Chairman		Treasurer and Assistant Clerk
Jameson A. Baxter,	Janet C. Smith
Vice Chairman	Vice President, Principal	Nancy E. Florek
Charles B. Curtis	Accounting Officer and	Vice President, Assistant Clerk,
Robert J. Darretta	Assistant Treasurer	Assistant Treasurer and
Myra R. Drucker		Proxy Manager
Charles E. Haldeman, Jr.	Susan G. Malloy
Paul L. Joskow	Vice President and
Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA708 255350 3/09

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31, 2008	255,606	$5.82	255,606	7,280,265
September 1 -
September 30, 2008	3,615,257	$5.31	3,615,257	3,665,008
October 1 -
October 7, 2008	-	-	-	3,665,008

October 8 -
October 31, 2008	2,765,218	$4.92	2,765,218	11,799,070
November 1 -
November 30, 2008	815,994	$3.73	815,994	10,983,076
December 1 -
December 31, 2008	1,073,426	$3.76	1,073,426	9,909,650
January 1 -
January 31, 2009	-	-	-	9,909,650

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 15,775,319 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 14,564,228shares through October 7, 2009.

**Information prior to October 6, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2009